SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential,  for  Use  of  the  Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[   ] Soliciting Material Under Rule 14a-12

                         CNL Retirement Properties, Inc.

                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:



    [ ] Fee   paid   previously   with   preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)  Amount Previously Paid:


     2)  Form, Schedule or Registration Statement No.:


     3)  Filing Party:


     4)  Date Filed:

                         CNL RETIREMENT PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801




April 28, 2003


To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of CNL Retirement Properties, Inc. (the "Company") on June 25, 2003, at 9:30 a.m. at CNL Center at 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy, proxy statement, notice setting forth the business to come before the annual meeting of stockholders and our 2002 annual report.

The Company experienced a year of significant growth during 2002. A favorable acquisition market environment combined with our conservative investment policy and strong management team contributed to the successful results. During 2002, the Company raised approximately $371 million in gross proceeds through its public offerings of common stock, increased the number of seniors' housing properties in its portfolio from 3 to 37, and established new relationships with premier operators of seniors' housing facilities. We believe the Company is well positioned to participate in the expected continued growth in the retirement real estate market.

The Company successfully completed its second and third public offerings of common stock in May 2002 and April 2003, respectively, and immediately commenced its fourth public offering of up to $1.75 billion (175 million shares). The net proceeds of these offerings have and will be invested primarily in retirement properties and other related investments. Based on our current portfolio goals, we need additional authorized shares of common stock in order to raise additional capital through equity offerings. We believe that the raising of additional capital by the Company through its fourth public offering will provide the benefits of: (i) additional diversification by property type and geographic location; (ii) cost efficiencies relating to the operations of the Company and; (iii) improved liquidity if the Company determines to list its securities on a national exchange.

The Board is requesting stockholder approval of a proposal to increase the number of authorized shares of common stock of the Company from 100,000,000 to 450,000,000. Unless the stockholders approve the increase in the number of authorized shares of common stock of the Company, the fourth public offering will be limited to 38,000,000 shares. In an effort to support the Company's anticipated growth, the Board of Directors unanimously recommends that you vote "FOR" the increase in authorized shares of common stock.

In this proxy statement, the Board is also requesting that you consider the election of five directors and a proposal to amend and restate the Company's Amended and Restated Articles of Incorporation to modify certain provisions to bring them into conformity with industry standards and practices; to reflect how the Company is authorized to conduct its business; and to add certain provisions which are in the Company's current prospectus pursuant to which the Company is offering shares.

The Board of Directors unanimously recommends that you vote "FOR ALL" to elect each of the nominated directors, and "FOR" the adoption of the Amended and Restated Articles of Incorporation.

Your vote is very important. Regardless of the number of shares you own in the Company, it is very important that your shares be represented. This year you may vote over the Internet, by telephone or by mailing the proxy card. Please complete and return the enclosed proxy today. Voting over the Internet, by telephone, or by written proxy will ensure your representation at the annual meeting if you choose not to attend in person. Thank you for your attention to this matter.

Sincerely,

/s/ James M. Seneff, Jr.                         /s/ Robert A. Bourne
----------------------------                     ----------------------------
James M. Seneff, Jr.                             Robert A. Bourne
Chairman of the Board and                        Vice-Chairman of the Board and
Chief Executive Officer                          Treasurer

                         CNL RETIREMENT PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

          Notice of Annual Meeting of Stockholders and Proxy Statement

                     Annual Meeting to be Held June 25, 2003


To our Stockholders:

Notice is hereby  given  that the 2003  annual  meeting of  stockholders  of CNL
Retirement Properties, Inc. (the "Company") will be held at CNL Center, 450 South Orange Avenue, Orlando, Florida 32801 on June 25, 2003, at 9:30 a.m., local time, for the following purposes:

1. to elect five directors of the Company for terms expiring at the 2004 annual meeting of stockholders;

2. to approve a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized common shares from 100,000,000 shares to 450,000,000 shares.

3. to approve a proposal to amend and restate the Company's Amended and Restated Articles of Incorporation to modify certain provisions to bring them into conformity with industry standards and practices; to reflect how the Company is authorized to conduct its business; and to add certain provisions which are in the Company's current prospectus pursuant to which the Company is offering shares; and

4. to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 1, 2003, will be entitled to vote at the annual meeting or any adjournment or postponement thereof.

Stockholders are cordially invited to attend the meeting in person. All stockholders, whether or not they plan to attend the meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also grant your proxy by telephone or Internet by following the instructions on the proxy card. It is important that your shares be voted. By returning your proxy promptly, you can help the Company avoid additional expenses to ensure a quorum is met so the meeting can be held. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                                       By Order of the Board of Directors,

                                       /s/ Lynn E. Rose
                                       -----------------------------
                                       Lynn E. Rose
                                       Corporate Secretary
April 28, 2003
Orlando, Florida







                                 PROXY STATEMENT

                                Table of Contents

GENERAL INFORMATION        .................................................................................      5
     Proxy and Voting Procedures............................................................................      5
     Solicitation Expenses .................................................................................      5
     Where to Obtain More Information.......................................................................      6
     Annual Report..........................................................................................      6

PROPOSAL I: ELECTION OF DIRECTORS...........................................................................      7
     Nominees for Election to the Board of Directors........................................................      7
     Executive Officers.....................................................................................     10
     Compensation of Directors and Executive Officers.......................................................     12
     Board Meetings During Fiscal Year 2002.................................................................     12
     Committees of the Board of Directors...................................................................     12
     Audit Committee Report.................................................................................     13

PROPOSAL II: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
             ARTICLES OF INCORPORATION TO INCREASE THE NUMBER
             AUTHORIZED SHARES..............................................................................     13

PROPOSAL III: CERTAIN AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED
              ARTICLES OF INCORPORATION TO MODIFY CERTAIN PROVISIONS TO
              BRING THEM INTO CONFORMITY WITH INDUSTRY STANDARDS AND
              PRACTICES, TO REFLECT HOW THE COMPANY IS AUTHORIZED TO
              CONDUCT ITS BUSINESS, AND TO ADD CERTAIN PROVISIONS WHICH
              ARE IN THE COMPANY'S CURRENT PROSPECTUS.......................................................     15

SECURITY OWNERSHIP..........................................................................................     19
     Section 16(a) Beneficial Ownership Reporting Compliance................................................     19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............................................................     20

INDEPENDENT PUBLIC ACCOUNTANTS..............................................................................     22
     Audit Fees............................................................................................      22
     Financial Information Systems Design and Implementation Fees...........................................     22
     All Other Fees.........................................................................................     22

OTHER MATTERS...............................................................................................     22

PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS.......................................................     23

EXHIBIT A:  PROPOSED AMENDED AND RESTATED ARTICLES OF
            INCORPORATION...................................................................................    A-1

APPENDIX A:  2003 FORM OF PROXY

APPENDIX B:  2003 VOTING REMINDER FLYER



                         CNL RETIREMENT PROPERTIES, INC.

                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801
                                 (800) 522-3863


                                 PROXY STATEMENT


                               GENERAL INFORMATION

    This proxy statement is furnished by the Board of Directors of CNL Retirement Properties, Inc. (the "Company") in connection with the solicitation by the Board of Directors (the "Board") of proxies to be voted at the annual meeting of stockholders to be held at 9:30 a.m., local time, on June 25, 2003, at the Company's offices located at 450 South Orange Avenue, Orlando, Florida (the "Annual Meeting"), and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. Only stockholders of record at the close of business on April 1, 2003, (the "Record Date") will be entitled to vote. This proxy statement, proxy card and the enclosed 2002 Annual Report are first being mailed on or about May 15, 2003, to stockholders of record at the Record Date.

    As of April 1, 2003, 60,816,258 shares of common stock of the Company were outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the Annual Meeting. As of the Record Date, officers and directors of the Company had the power to vote, as determined by the rules of the Securities and Exchange
Commission (the "Commission"), less than one percent of the outstanding shares of common stock.

Proxy and Voting Procedures

    Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted "FOR" the proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the corporate secretary of the Company stating that the proxy is being revoked, (2) by presentation at the Annual Meeting of a subsequent proxy executed by the person executing the prior proxy or (3) by attendance at the Annual Meeting and voting in person.

    A proxy card is enclosed for your use. The proxy card contains instructions for responding either by telephone, Internet or by mail. Votes cast in person or by proxy at the Annual Meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

Solicitation Expenses

    Solicitation of proxies will be primarily by mail. However, directors and officers of the Company and certain employees of CNL Investment Company and CNL Securities Corp., affiliates of the Company, also may solicit proxies by telephone, Internet, telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged N.S. Taylor & Associates, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee estimated to be approximately $7,500 plus reimbursement of reasonable out-of-pocket expenses. The Company has agreed to indemnify N.S. Taylor & Associates, Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the Annual Meeting.

Where to Obtain More Information

    The mailing address of the principal executive offices of the Company is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801. Notices of revocation of proxy should be sent to the attention of the Company's corporate secretary at this address.

    The Company makes available free of charge on or through its Internet web site (http://www.cnlonline.com) the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the Commission.

    A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, that was filed with the Commission will be furnished without the accompanying exhibits to stockholders without charge upon written request therefor sent to the corporate secretary, Lynn E. Rose, at the Company's offices. Each such request must set forth a good faith representation that as of April 1, 2003, the person making the request was the beneficial owner of common stock entitled to vote at the 2003 Annual Meeting of stockholders.

Annual Report

    A copy of the Company's Annual Report to stockholders for the year ended December 31, 2002, accompanies this proxy statement.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

Nominees for Election to the Board of Directors

    The persons named below have been nominated by the Board of Directors for election as directors to serve until the 2004 annual meeting of stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since December 1997. Messrs. Dunbar and Moses have served as directors since September 1998. Mr. Duncan has served as a director since February 2002. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

    The Company's officers and directors that own shares of common stock have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. The Board of Directors of the Company unanimously recommends a vote "FOR ALL" to elect each of the following nominees to the Board of the Company. Proxies will be voted "FOR ALL" to elect the following nominees unless authority is withheld.

    In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote "FOR" the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative votes of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

    A majority of the Company's directors are required to be independent, as that term is defined in the Company's Amended and Restated Articles of Incorporation. Messrs. Dunbar, Duncan and Moses are independent directors.

Name and Age                            Background

Robert A. Bourne, 56                    Director,  Vice  Chairman  of the  Board and  Treasurer.  Mr.  Bourne  also serves as a  director,  vice  chairman  of the board and  treasurer  of CNL
                                        Retirement  Corp., the advisor to the Company (the  "Advisor").  Mr. Bourne served  as the  president  of the  Company  and the  Advisor  from 1998 and
                                        1997,  respectively,  to June 2002.  Mr.  Bourne is also the  president and treasurer  of CNL  Financial  Group,  Inc.;  treasurer  of CNL  Hospitality
                                        Properties,  Inc., a public,  unlisted  real estate  investment  trust;  as well as, a  director,  vice  chairman  of the  board and  treasurer  of CNL
                                        Hospitality  Corp.,  its  advisor,  and CNL Hotel  Investors,  Inc., a real estate  investment  trust  majority  owned by CNL  Hospitality  Properties,
                                        Inc. Mr. Bourne  served as president of CNL  Hospitality  Properties,  Inc.
                                        and CNL Hospitality  Corp. from 1997 to June 2002,  served as a director of
                                        CNL  Hospitality  Properties,  Inc. from 1996 to February  2003, and served as  president  of CNL Hotel  Investors,  Inc.  from 1999 to July 2002.  Mr.
                                        Bourne also serves as a director  of CNLBank.  He serves as a director  and vice  chairman  of the  board of  Commercial  Net  Lease  Realty,  Inc.,  a public,  real  estate  investment  trust  listed  on  the  New  York  Stock
                                        Exchange.  Mr.  Bourne has served as a director  since  inception  in 1994, president  from 1994 through  February  1999,  treasurer from February 1999 through  August 1999,  and vice chairman of the board since  February 1999, of CNL  American  Properties  Fund,  Inc., a public,  unlisted  real estate investment  trust.  Mr.  Bourne also serves as a  director,  president  and treasurer for various  affiliates of CNL Financial Group,  Inc.,  including
                                        CNL Investment  Company,  CNL Securities Corp., the managing dealer for the
                                        Company's  offerings,  and CNL Institutional  Advisors,  Inc., a registered investment  advisor  for  pension  plans.  As  president  of CNL  Financial
                                        Group,  Inc.,  Mr.  Bourne  has  overseen  CNL's real  estate  and  capital markets  activities  including the  investment of over $3 billion in equity and the financing,  acquisition,  construction  and leasing of restaurants, office buildings,  apartment complexes,  hotels,  retirement properties and other  real  estate.  Mr.  Bourne  began his career as a  certified  public accountant  employed by Coopers & Lybrand,  Certified  Public  Accountants,
                                        from 1971  through  1978,  where he attained the position of tax manager in
                                        1975.  Mr. Bourne  graduated  from Florida  State  University in 1970 where he received a B.A. in Accounting, with honors.

David W. Dunbar, 50                     Independent  Director.  Mr. Dunbar  serves as chairman and chief  executive officer  of  Peoples  Florida  Banking  Corporation  and its  subsidiaries,
                                        Peoples  Bank and Southern  Mortgage  Corporation,  which he organized  and founded in 1996.  Mr.  Dunbar is also a member of the board of  trustees of
                                        Bay Care Health  System,  an alliance of ten  non-profit  hospitals  in the
                                        Tampa Bay area,  as well as  chairman of the board of  directors  of Morton
                                        Plant Mease Health Care, Inc., an 841-bed,  not-for-profit  hospital system in  Pinellas  County,  Florida.  He is a  former  member  of the  board  of directors of North Bay Hospital,  a 122-bed  facility,  and a former member of the  board of  directors  of Morton  Plant  Mease  Hospital  Foundation.
                                        During  1994 and 1995,  Mr.  Dunbar was a member of the board of  directors and an executive  officer of Peoples  State Bank.  Mr. Dunbar was the chief executive  officer of Republic  Bank from 1981  through  1988 and from 1991 through 1993.  From 1988 through  1991,  Mr.  Dunbar  developed  commercial and medical office  buildings and, through a financial  consulting  company
                                        he  founded,   provided   specialized  lending  services  for  real  estate
                                        development  clients,   specialized  construction  litigation  support  for
                                        national   insurance   companies  and  strategic   planning   services  for
                                        institutional  clients.  In  1990,  Mr.  Dunbar  was  the  chief  executive officer,  developer  and  owner  of a  60,000  square-foot  medical  office building  located on the campus of  Memorial  Hospital  in Tampa,  Florida.
                                        Mr.  Dunbar  previously  served  as  a  member  of  the  Florida  Elections
                                        Commission,  the body  responsible for  investigating  and holding hearings regarding  alleged  violations  of  Florida's  campaign  finance  laws.  In
                                        addition,   from  1990  to  2000,  Mr.  Dunbar  served  as  the  Governor's appointee to the State of Florida  Taxation and Budget  Reform  Commission,
                                        a 25 member, blue ribbon commission  established to review,  study and make appropriate  recommendations  for  changes  to state tax laws.  Mr.  Dunbar began  his  professional  career  with  Southeast  Banking  Corporation  in
                                        Miami,  from 1975 through  1981,  serving as a regional  vice  president of
                                        commercial  mortgage  lending.   Mr.  Dunbar  received  a  B.S.  degree  in
                                        Finance  from  Florida  State  University  in  1975.  He  is  also  a  1977 graduate of the American Bankers  Association  National  Commercial Lending
                                        School at the  University  of Oklahoma and a 1982 graduate of the School of
                                        Banking of the South at Louisiana State University.

James W. Duncan, Jr., 50                Independent  Director.  Mr.  Duncan is the  president  of NavTrak,  Inc., a mobile data and asset  tracking  company  that  provides a web based system to track  vehicles  in  commercial  fleets.  From 1994  through  2000,  Mr.
                                        Duncan  served  as the  president  of The  Latrobe  Group,  LLC,  a private investment  company.  In addition,  from 1994 through 2001,  Mr. Duncan was a member  of the  board  of  governors  for  Opportunity  International,  a
                                        non-profit   organization  that  provides   entrepreneurs  with  access  to
                                        capital and business  training to start and expand small  businesses.  From
                                        1985  through   1994,   Mr.  Duncan  was   co-chairman   and  president  of
                                        PersonaCare,  Inc.,  a  company  he  co-founded  that  provided  sub-acute, skilled  nursing and  assisted  living care with 12  facilities  located in six  states.  Prior to  co-founding  PersonaCare,  Inc.,  Mr.  Duncan was a partner in Duncan & Smick,  a  commercial  real  estate  development  firm.
                                        Mr. Duncan  received a B.A. in Economics  from Wheaton  College in 1974 and a J.D. from the University of Maryland School of Law in 1978.

Edward A. Moses, 60                     Independent  Director.  Dr.  Moses  served  as dean  of the Roy E.  Crummer
                                        Graduate  School of Business at Rollins  College from 1994 to 2000, and has served as a professor  and the Bank of America  professor of finance  since
                                        1989.  As  dean,  Dr.  Moses   established  a   comprehensive   program  of
                                        executive  education  for  health  care  management  at the Roy E.  Crummer
                                        Graduate  School  of  Business.  From  1985 to 1989,  he served as dean and professor  of  finance  at the  University  of North  Florida.  He has also served in  academic  and  administrative  positions  at the  University  of
                                        Tulsa,  Georgia State  University  and the  University of Central  Florida.
                                        Dr.  Moses has  written  six  textbooks  in the fields of  investments  and corporate  finance  as  well  as  numerous  articles  in  leading  business journals.  He has held offices in a number of  professional  organizations,
                                        including   president   of  the  Southern   Finance  and  Eastern   Finance
                                        Associations,  served on the board of the Southern Business  Administration
                                        Association,  and  served  as a  consultant  for  major  banks as well as a number of Fortune 500  companies.  He currently  serves as a faculty member in the Graduate  School of Banking at Louisiana State  University,  and has
                                        served  as a member  of the  board of  directors  of HTE,  Inc.  Dr.  Moses received a B.S. in  Accounting  from the Wharton  School at the  University of  Pennsylvania  in 1965 and an M.B.A. in 1967 and a Ph.D. in Finance from the University of Georgia in 1971.

James M. Seneff, Jr., 56                Director,  Chairman of the Board and Chief  Executive  Officer.  Mr. Seneff
                                        also is a director,  chairman of the board and chief  executive  officer of the  Advisor.  Mr.  Seneff  is a  principal  stockholder  of CNL  Holdings,
                                        Inc., the parent company of CNL Financial  Group,  Inc., a diversified real estate  company,  and has served as a  director,  chairman of the board and chief executive  officer of CNL Financial Group,  Inc. and its subsidiaries since CNL's  formation in 1973.  CNL  Financial  Group,  Inc. is the parent company,  either directly or indirectly through  subsidiaries,  of CNL Real
                                        Estate Services,  Inc., CNL Retirement  Corp.,  CNL Capital Markets,  Inc.,
                                        CNL Investment  Company and CNL Securities  Corp.,  the managing  dealer of the  Company's  offerings.  CNL and the  entities it has  established  have more than $5.5 billion in assets,  representing  interests in approximately
                                        1,600 properties and  approximately  1,000 commercial  mortgage loans in 49 states.  Mr.  Seneff also  serves as a director,  chairman of the board and co-chief executive officer of CNL Hospitality  Properties,  Inc., a public, unlisted real estate investment  trust, and serves as a director,  chairman of the board and chief  executive  officer of CNL  Hospitality  Corp.,  its advisor,  and CNL Hotel  Investors,  Inc., a real estate  investment  trust majority  owned  by  CNL  Hospitality  Properties,  Inc.  Since  1992,  Mr.
                                        Seneff  has  served  as  a  director,  chairman  of  the  board  and  chief executive  officer of  Commercial  Net Lease  Realty,  Inc.,  a public real estate  investment  trust  that is listed on the New York  Stock  Exchange.
                                        In  addition,  he has served as a director  and chairman of the board since inception  in 1994,  served as chief  executive  officer  from 1994 through
                                        August  1999 and  currently  serves as  co-chief  executive  officer of CNL
                                        American  Properties Fund, Inc., a public,  unlisted real estate investment trust.  Mr.  Seneff has also  served as a  director,  chairman of the board and chief  executive  officer  of CNL  Securities  Corp.  since  1979;  CNL
                                        Investment   Company  since  1990;  and  CNL  Institutional   Advisors,   a
                                        registered  investment  advisor for pension  plans,  since 1990. Mr. Seneff formerly  served as a director  of First  Union  National  Bank of Florida,
                                        N.A.,  and  currently  serves as the chairman of the board of CNLBank.  Mr.
                                        Seneff  served on the Florida  State  Commission  on Ethics and is a former member  and past  chairman  of the  State of  Florida  Investment  Advisory
                                        Council,   which   recommends  to  the  Florida  Board  of   Administration
                                        investments  for various Florida  employee  retirement  funds.  The Florida
                                        Board of  Administration  is Florida's  principal  investment  advisory and money  management  agency  and  oversees  the  investment  of more than $60 billion of retirement  funds.  Mr.  Seneff  received his degree in Business
                                        Administration from Florida State University in 1968.

Executive Officers

     The executive officers of the Company are as follows:

     Name                      Age           Position

     James M. Seneff, Jr.      56         Chief Executive Officer and Chairman of the Board
     Robert A. Bourne          56         Treasurer and Vice Chairman of the Board
     Thomas J. Hutchison III   61         President
     Phillip M. Anderson, Jr.  43         Chief Operating Officer and Executive Vice President
     Stuart J. Beebe           44         Chief Financial Officer
     Lynn E. Rose              54         Secretary


    Thomas  J.  Hutchison  III.  President.  Mr.  Hutchison  also  serves as the president and a director of CNL Retirement Corp., the Advisor of the Company. From 2000 to June 2002, Mr. Hutchison served as executive vice president of the Company and the Advisor. Mr. Hutchison serves as president and chief operating officer of CNL Real Estate Services, Inc., which is the parent company of CNL Retirement Corp. and CNL Hospitality Corp. He also serves as the president and chief operating officer of CNL Realty & Development Corp. In addition, Mr. Hutchison serves as co-chief executive officer of CNL Hospitality Properties, Inc. and co-chief executive officer and director of CNL Hospitality Corp., its advisor. He also serves as president of CNL Hotel Investors, Inc., a real estate investment trust majority owned by CNL Hospitality Properties, Inc. From 2000 to June 2002, Mr. Hutchison served as executive vice president of CNL Hospitality Properties, Inc. and CNL Hospitality Corp. From June 2002 through February 2003, he served as president of CNL Hospitality Properties, Inc. and CNL Hospitality Corp. He served as executive vice president of CNL Hotel Investors, Inc. from 2000 to July 2002. Mr. Hutchison joined CNL Financial Group, Inc. in January 2000 with more than 30 years of senior management and consulting experience in the real estate development and services industries. He currently serves on the board of directors of Restore Orlando, a nonprofit community volunteer organization. Prior to joining CNL, Mr. Hutchison was president and owner of numerous real estate services and development companies. From 1995 to 2000, he was chairman and chief executive officer of Atlantic Realty Services, Inc. and TJH Development Corporation. Since 1990, he has fulfilled a number of long-term consulting assignments for large corporations, including managing a number of large international joint ventures. From 1990 to 1991, Mr. Hutchison was the court-appointed president and chief executive officer of General Development Corporation, a real estate community development company, where he assumed the day-to-day management of the $2.6 billion NYSE-listed company entering reorganization. From 1986 to 1990, he was the chairman and chief executive officer of a number of real estate-related companies engaged in the master planning and land acquisition of 40 residential, industrial and office development projects. From 1978 to 1986, Mr. Hutchison was the president and chief executive officer of Murdock Development Corporation and Murdock Investment Corporation, as well as Murdock's nine service divisions. In this capacity, he managed an average of $350 million of new development per year for over nine years. Additionally, he expanded the commercial real estate activities to a national basis, and established both a new extended care division and a hotel division that grew to 14 properties. Mr. Hutchison was educated at Purdue University and the University of Maryland Business School.

    Phillip  M.  Anderson,  Jr.  Chief  Operating  Officer  and  Executive  Vice
President. Mr. Anderson joined CNL Retirement Corp. in January 1999 and is responsible for the planning and implementation of CNL's interest in health care industry investments, including acquisitions, development, project analysis and due diligence. He also currently serves as the chief operating officer of both CNL Retirement Corp., the Company's Advisor, and of CNL Retirement Development Corp. From 1987 through 1998, Mr. Anderson was employed by Classic Residence by Hyatt. Classic Residence by Hyatt ("Classic") is affiliated with Hyatt Hotels and Chicago's Pritzker family. Classic acquires, develops, owns and operates seniors' housing, assisted living, skilled nursing and Alzheimer's facilities throughout the United States. Mr. Anderson's responsibilities grew from overseeing construction of Classic's first properties to acquiring and developing new properties. After assuming responsibility for acquisitions, Mr. Anderson doubled the number of senior living apartments/beds ("units") in the portfolio by adding over 1,200 units. In addition, the development of an additional 1,000 units of seniors' housing commenced under Mr. Anderson's direction. Mr. Anderson also served on Classic's executive committee charged with the responsibility of monitoring performance of existing properties and development projects. Mr. Anderson has been a member of the American Senior Housing Association since 1994 and currently serves on the executive board and insurance committee. In addition, Mr. Anderson serves on the board of directors of the National Investment Center for Senior Housing and Care Industries and also serves as an advisory board member to Westminister Retirement Communities, a not-for-profit operator of continuing care communities. He graduated from the Georgia Institute of Technology in 1982, where he received a B.S. in Civil Engineering, with honors.

    Stuart J. Beebe. Chief Financial Officer. Mr. Beebe also serves as chief financial officer of CNL Retirement Corp., the Advisor. Mr. Beebe oversees all financial accounting and reporting matters related to the Company's activities. He also works closely with other senior management in the development and execution of the Company's business strategy. Prior to joining CNL in December 1997, Mr. Beebe spent 15 years with Lincoln Property Company, one of the largest privately held, commercial real estate firms in the country. As senior vice president, Mr. Beebe oversaw the operations of Lincoln's Florida Region, with a direct focus on development and acquisition activities. He also participated in the daily administration of all real estate assets in the region, including project financing and construction, leasing and marketing activities, property and asset management and dispositions. Before joining Lincoln, Mr. Beebe worked for KPMG Peat Marwick as a Certified Public Accountant, specializing in the real estate, banking and natural resources industries. Mr. Beebe received a B.A. degree in Accounting from Baylor University in 1981. He is a Certified Public Accountant and a Licensed Real Estate Broker in the State of Florida. He is also an active member of the National Association of Real Estate Investment
Trusts(R), National Association of Industrial and Office Properties and the Urban Land Institute.

    Lynn E. Rose. Secretary. Ms. Rose served as treasurer of the Company from 1998 through August 2001. Ms. Rose also serves as secretary of the Advisor, and as secretary of the subsidiaries of the Company. Ms. Rose served as treasurer and a director of CNL Retirement Corp. from 1997 through June 2001. Ms. Rose is secretary of CNL Hospitality Properties, Inc., a public, unlisted real estate investment trust, and serves as secretary of its subsidiaries. Ms. Rose served as treasurer of CNL Hospitality Properties, Inc. from 1996 through September 2001. In addition, she serves as secretary of CNL Hospitality Corp., its advisor, and served as treasurer and a director from 1997 through June 2001. Ms. Rose also serves as secretary of CNL Hotel Investors, Inc., a real estate investment trust majority owned by CNL Hospitality Properties, Inc., and served as treasurer from 1999 through June 2001. Ms. Rose served as secretary of CNL American Properties Fund, Inc., a public, unlisted real estate investment trust, from 1994 through August 1999, and served as treasurer from 1994 through February 1999. Ms. Rose, a certified public accountant, has served as Secretary of CNL Financial Group, Inc. since 1987, served as Controller from 1987 to 1993 and has served as chief financial officer since 1993. She also serves as secretary of the subsidiaries of CNL Financial Group, Inc. and holds various other offices in the subsidiaries. In addition, she serves as secretary for approximately 75 additional corporations affiliated with CNL Financial Group, Inc. and its subsidiaries. Ms. Rose has served as chief financial officer and secretary of CNL Securities Corp. since July 1994. Ms. Rose oversees the tax and legal compliance for over 500 corporations, partnerships and joint ventures, and the accounting and financial reporting for CNL Holdings, Inc. and its subsidiaries. Prior to joining CNL, Ms. Rose was a partner with Robert A. Bourne in the accounting firm of Bourne & Rose, P.A., Certified Public Accountants. Ms. Rose holds a B.A. in Sociology from the University of Central Florida. She was licensed as a certified public accountant in 1979.

    The backgrounds of Messrs. Seneff and Bourne are described above at "ELECTION OF DIRECTORS."

Compensation of Directors and Executive Officers

    During the year ended December 31, 2002, each independent director earned $6,000 for serving on the Board of Directors. Each independent director also received $750 per Board meeting attended, $750 per Audit Committee meeting attended, $750 for attending the annual stockholders meeting and $375 for each telephonic meeting in which the director participated, including telephonic Audit Committee meetings. During the year ended December 31, 2002, the Company held five Board of Directors' meetings, one of which was a telephonic meeting, and five Audit Committee meetings, three of which were telephonic meetings. The Company has not, and in the future will not, pay any compensation to the directors of the Company who also serve as officers and directors of the Advisor.

    No annual or long-term compensation was paid by the Company to the chief executive officer for services rendered in all capacities to the Company during the three year period ended December 31, 2002. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the three year period ended December 31, 2002. The Company's executive officers also are employees and executive officers of the Advisor or its affiliates and receive compensation from CNL Financial Group, Inc. or its affiliates in part for services in such capacities. See "Certain Relationships and Related Transactions" for a description of the fees payable and expenses reimbursed to the Advisor and its affiliates.

Board Meetings During Fiscal Year 2002

    The Board of Directors met five times during the year ended December 31, 2002, and the average attendance by directors at Board meetings was 100 percent. Each member of the Board as it was constituted during 2002 attended at least 75 percent of the total meetings of the Board and of any committee on which he served.

Committees of the Board of Directors

    The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The Audit Committee makes recommendations to the Board as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. During 2002, the Audit Committee was composed of David W. Dunbar, James W. Duncan and Edward A. Moses. For the year ended December 31, 2002, each of Messrs. Dunbar, Duncan and Moses served as "independent directors" of the Company, as that term is defined in the Company's Amended and Restated Articles of Incorporation. Although the Company's shares are not listed on the New York Stock Exchange, the Company also applied the exchange's standards of independence to its own outside directors and for the year ended December 31, 2002, each of Messrs. Dunbar, Duncan and Moses met the definition of "independent" under Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards.

    The Audit Committee met five times during the year ended December 31, 2002 with the Company's independent accountants and senior management. The Board has adopted a written charter for the Audit Committee.

    At such time, if any, as the Company's shares of common stock are listed on a national securities exchange or over-the-counter market, the Company will form a compensation committee, the members of which will be selected by the full Board of Directors each year. Currently, the Company does not have a compensation committee.

Audit Committee Report

    The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference.

    Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2002, with the management of the Company. The Audit Committee also discussed with the Company's senior management the process for certifications by the Company's Chief Executive Officer and Chief Financial Officer which is required by the Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Commission.

    Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be disclosed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. In addition, the Audit Committee has reviewed the selection, application and disclosure of the Company's critical accounting policies.

    The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

    Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report of the Company on Form
10-K for the fiscal year ended December 31, 2002, for filing with the Commission.

                                                     The Audit Committee,

                                                     David W. Dunbar
                                                     James W. Duncan, Jr.
                                                     Edward A. Moses

                                   PROPOSAL II

                       AMENDMENT TO THE COMPANY'S AMENDED
                     AND RESTATED ARTICLES OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES

    The Board of Directors of the Company has unanimously approved and directed that there be submitted to stockholders for their approval an amendment to
Section 7.1 of Article VII of the Company's existing Amended and Restated Articles of Incorporation, to increase the number of common shares that the Company is authorized to issue from 100,000,000 to 450,000,000, and as a result, to increase the total number of equity shares authorized from 206,000,000 (consisting of 100,000,000 common shares, 3,000,000 preferred shares and 103,000,000 excess shares) to 556,000,000 (consisting of 450,000,000 common shares, 3,000,000 preferred shares and 103,000,000 excess shares) (the "Share Increase Amendment"). As of April 1, 2003, the Company had 60,816,258 shares of common stock outstanding.

    Approval of the Share Increase Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote thereon. The Company's officers and directors that own shares of common stock have advised the Company that they intend to vote their shares of common stock for the Share Increase Amendment. If the Share Increase Amendment is approved by the stockholders, it will be adopted regardless of whether or not the other amendments to the Company's Amended and Restated Articles of Incorporation are approved pursuant to Proposal III. The Share Increase Amendment, if approved by stockholders, will become effective on the date the Share Increase Amendment is filed with the Maryland Department of Assessments and Taxation. It is anticipated that the appropriate filing to effect the Share Increase Amendment will be made as soon as practicable following approval of the Share Increase Amendment.

    The Board has determined it to be in the best interests of the Company and its stockholders to increase the number of authorized common shares. The Board unanimously recommends that stockholders vote "FOR" the Share Increase Amendment. Proxies will be voted "FOR" the Share Increase Amendment unless stockholders designate otherwise.

    The text of the proposed amendment to Section 7.1 of Article VII of the Company's Amended and Restated Articles of Incorporation is set forth below (the new text is bolded and underlined, deleted text is struck through):


         SECTION 7.1 Authorized Shares. The beneficial interest in the Company shall be divided into Equity Shares. The total number of Equity Shares which the Company is authorized to issue is five hundred fifty-six two hundred six million (556 206 ,000,000) shares of beneficial interest, consisting of four hundred fifty one hundred million (450 100,000,000) Common Shares (as defined and described in Section 7.2(ii) hereof), three million (3,000,000) Preferred Shares (as defined in Section 7.3 hereof) and one hundred three million (103,000,000) Excess Shares (as defined in Section 7.7 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.


    On April 3, 2003, the Company successfully completed its third offering of common stock and immediately commenced its fourth public offering of up to 175,000,000 shares of common stock (including up to 25,000,000 shares of common stock to stockholders who elect to participate in the Company's distribution reinvestment plan). The Company will not be able to sell all 175,000,000 shares, which it is contemplating selling in its fourth offering, unless additional shares are authorized. In the event that additional shares are not authorized, the Company will be permitted to sell only approximately 38,000,000 shares in its fourth offering, preventing the Company from raising all of the capital the Board of Directors believes is advisable to increase the size of the Company's property portfolio. In addition, the Board believes that the authorization of additional shares of common stock is essential for the Company to take advantage of certain business and investment opportunities, if and as they become available, that require the issuance of additional shares of common stock. The Company anticipates that it may engage in additional equity financing, through either public or private offerings of its securities for cash, the issuance of such securities in exchange for assets, or a combination of the foregoing, although it currently is not involved in any negotiations and has not entered into any arrangements relating to any of these capital transactions, other than its current equity offering in common stock. In addition, the Company may need additional common shares in the future for its distribution reinvestment plan.

    The Share Increase  Amendment will not change any other provision of Article
VII. Holders of the capital stock of the Company, however, will not have the right to approve the issuance of additional shares of common stock up to the amount of authorized shares, although they might have the right, depending on the circumstances, to approve a transaction in which the common stock is being issued. For example, management anticipates that any transaction by which the Company would issue shares in order to become self-administered would be submitted to the stockholders for approval. In addition, holders of the capital stock of the Company do not have any preemptive rights to subscribe for or purchase any shares of capital stock of the Company, which means that current stockholders do not have a prior right to purchase any new issue of common stock of the Company in order to maintain their proportionate ownership. Consequently, the issuance of additional shares of capital stock may dilute the interest of a current stockholder if additional shares are issued at less than fair market value and the stockholder does not purchase or is not offered the opportunity to purchase additional shares.

    The existence of a large number of authorized but unissued shares could have the effect of hindering or frustrating a takeover of the Company. The availability for issuance of additional shares of common stock would provide the Board with flexibility in responding to a merger or acquisition bid by placing blocks of shares with persons friendly to the Company, or by taking other steps to prevent an acquisition of the Company under circumstances which the Board does not believe to be in the Company's best interest. The Company is not aware of any entity which intends to propose a merger with, or seek to gain control of, the Company.

                                  PROPOSAL III

      CERTAIN AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO MODIFY CERTAIN PROVISIONS TO BRING THEM INTO CONFORMITY WITH INDUSTRY STANDARDS AND PRACTICES, TO REFLECT HOW THE COMPANY IS AUTHORIZED TO
 CONDUCT ITS BUSINESS, AND TO ADD CERTAIN PROVISIONS WHICH ARE IN THE COMPANY'S
                               CURRENT PROSPECTUS

    In addition to the amendment discussed in Proposal II, the Board of Directors of the Company also unanimously approved a proposal to amend and restate the Company's existing Amended and Restated Articles of Incorporation (or "Existing Articles"), and directed that such proposal ("Proposal III") be submitted to the Company's stockholders for their approval at the Annual Meeting. Proposal III does not address the Share Increase Amendment contained in Proposal II. If Proposal III is approved, it will be adopted in its entirety and the Amended and Restated Articles of Incorporation (or "Restated Articles") will modify certain provisions to bring them into conformity with industry practices, to reflect how the Company is authorized to conduct its business and to add certain provisions which are in the Company's current prospectus. The full text of the proposed Restated Articles is set forth in Exhibit A to this proxy statement.

    Approval of Proposal III requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon. The Company's officers and directors that own shares of common stock have advised the Company that they intend to vote their shares of common stock for Proposal
III. A vote to approve Proposal III is a vote for each of the amendments to the Existing Articles (except for the Share Increase Amendment which is being voted on separately in Proposal II) and a vote against this Proposal III is a vote against each of the amendments to the Existing Articles (except for the Share Increase Amendment which is being voted on separately in Proposal II). The Restated Articles will become effective upon their filing with the Maryland Department of Assessments and Taxation.

    The Board has determined it to be in the best interests of the Company and its stockholders to adopt the Restated Articles. The Board unanimously recommends that stockholders vote "FOR" Proposal III. Proxies will be voted "FOR" Proposal III unless stockholders designate otherwise.

    The paragraphs below describe or reference the amendments to the Existing Articles that will be made if Proposal III is approved by the stockholders and the reasons that the Board of Directors has proposed such amendments. For the complete text of the proposed amendments, see Exhibit A to this proxy statement.

    (i) Modification of Provisions Relating to "Restrictions on Ownership and Transfer" and "Excess Shares" to conform with industry practices.

    To qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), among other things, (a) not more than 50% of the value of the REIT's outstanding stock may be owned, directly or indirectly (applying certain attribution rules under the Code), by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year and (b) the REIT's stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year.

    In order to ensure compliance with these requirements, a REIT's articles of incorporation typically include restrictions on the number of shares of capital stock that a stockholder may own, as well as certain other restrictions on the transfer or acquisition of the REIT's stock. Transfers, acquisitions or other events that would cause a violation of the ownership limitations and restrictions are usually null and void and of no effect with respect to the shares in excess of the applicable limit. To give substance to these restrictions and limitations, the intended transferee of such shares is usually stripped of any rights to distributions, voting rights and other benefits with respect to such shares except the right to payment of the purchase price for shares (or, if no payment was given, the fair market value of such shares at the time of the transaction that resulted in such excess shares) and the right to receive certain distributions upon liquidation.

    The Company's Existing Articles contain provisions implementing such restrictions, including a limitation that no person may own, directly or indirectly (applying certain attribution rules under the Code), in excess of 9.8% of the outstanding common shares or 9.8% of any series of preferred shares, subject to the ability of the Company's directors to modify these ownership limitations in certain instances. The Company's Existing Articles also contain "excess share" provisions similar to those described above. While these provisions help protect the Company from the risk of losing its status as a REIT, they do not conform in certain respects to industry standards and practices and also require clarification in certain areas. Accordingly, the Board has determined that it is advisable and in the best interest of the Company and its stockholders to amend and restate these provisions, as reflected in the Restated Articles, to clarify them as necessary and to make them more closely conform to industry standards and practices. The terms of these amended and restated provisions are described below.

    The Company's Restated Articles contain provisions similar to those in the Existing Articles described above, and generally provide that no person may beneficially own, or be deemed to own by virtue of the attribution provisions of Code, more than 9.8% of any class or series of the Company's equity stock.

    Subject to the Board's ability to waive certain of the following restrictions in certain circumstances (as described below), transfers of shares of the Company's equity stock or other events that would create a direct or indirect ownership of such stock that would: (a) violate the 9.8% ownership limit; (b) result in the Company's disqualification as a REIT under the Code, including any transfer that results in: (i) the Company's equity stock being owned by fewer than 100 persons, or (ii) the Company being "closely held" with the meaning of Section 856(h) of the Code; or (c) potentially jeopardize the Company's status as a REIT under the Code, shall be null and void and of no effect with respect to the shares in excess of the applicable limit and, accordingly, the intended transferee (or "prohibited owner") shall acquire no right or interest in such shares. Any shares in excess of an applicable limitation will be converted automatically into an equal number of shares of the Company's excess stock that will be transferred by operation of law to an unaffiliated trust for the exclusive benefit of one or more qualified charitable organizations selected by the Company. As soon as practicable after the transfer of shares to the trust, the trustee of the trust will be required to sell the shares of excess stock to a person or entity who could own the shares without violating the applicable limit and distribute to the prohibited owner an amount equal to the lesser of: (a) the proceeds of the sale; (b) the price paid for the stock in excess of the applicable limit by the prohibited owner or, in the event that the original violative transfer was a gift or an event other than a transfer, the market price of the shares on the date of the transfer or other event; or (c) the pro rata amount of the prohibited owner's initial capital investment in the Company properly allocated to such shares of excess stock.

    All dividends and other distributions received with respect to the shares of excess stock prior to their sale by the trust and any proceeds from the sale by the trust in excess of the amount distributable to the prohibited owner will be distributed to the beneficiary of the trust. In connection with any liquidation, however, the trust must distribute to the prohibited owner the amounts received upon such liquidation, but the prohibited owner is not entitled to receive amounts in excess of the price paid for such shares by the prohibited owner or, in the event that the original violative transfer was a gift or an event other than a transfer, the market price of the shares on the date of the transfer or other event.

    In addition to the foregoing transfer restrictions, the Company has the right, for a period of 90 days during the time any shares of excess stock are held by the trust, to purchase all or any portion of such shares of excess stock for the lesser of the price paid for such shares by the prohibited owner (or, in the event that the original violative transfer was a gift or an event other than a transfer, the market price of the shares on the date of the transfer or other event) or the market price of the Company's stock on the date the Company exercises its option to purchase, which amount will be paid to the prohibited owner. In all instances, the market price will be determined in the manner set forth in the Restated Articles.

    The Company's Restated Articles contain provisions similar to those in the Existing Articles described above, and generally provide that the Board, upon a receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence, representations or undertakings acceptable to the Board, may, in its sole discretion, waive the application of certain transfer restrictions or the ownership limitation to a person if the Board determines that such person's ownership of equity shares will not jeopardize the Company's status as a REIT under the Code. In addition, the restrictions on transfer, ownership limitations and information requirements described above will not apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt to qualify, or to continue to qualify, as a REIT under the Code.

    The foregoing procedures for Excess Shares generally vary from the procedures in the Existing Articles in form more than in substance, with one significant exception. As described above, the provisions of the Restated Articles require that Excess Shares generally be held for the exclusive benefit of a charitable beneficiary selected by the Company, which is consistent with such provisions generally adopted by REITs and furthers the policy underlying the Internal Revenue Service's acceptance of the use of "excess shares." In contrast, the Company's Existing Articles permit Excess Shares to be held for the benefit of any "permitted owner" selected by the Prohibited Owner (defined as any holder whose ownership of the equity stock converted into Excess Shares would not violate the ownership restrictions). In general, the Excess Share provisions in the Restated Articles more closely resemble provisions currently being adopted by REITs and would clarify a number of ambiguities contained in the Existing Articles. The new Excess Shares provisions are set forth in Sections 7.2(v), 7.6 and 7.7 of the Restated Articles and certain conforming changes have been made to the definition of "Equity Shares" in Section 1.5 and to Sections 3.2(iv), 3.2(vii) and 3.2(xix) of the Restated Articles.

    (ii) Clarification of Certain Provisions to Reflect how the Company is Authorized to Conduct its Business.

    A number of the provisions of the Existing Articles did not accurately reflect how the Company is authorized to conduct its business and, therefore, needed to be modified.

    First the definition of "Line of Credit" in Section 1.5 of the Existing Articles did not reflect the amount of the present maximum lines of credit authorized by the Board, nor the fact that the Board is authorized to increase such amount and use such funds for any authorized purpose. Accordingly, the definition of "Line of Credit" is being amended as follows:


         ""Line of Credit" means a line of credit initially in an one or more lines of credit in an aggregate amount up to $45,000,000,125,000,000 (or such greater amount as shall be approved by the Board of Directors), the proceeds of which will be used to acquire Properties and make Mortgage Loans and Secured Equipment Leases and for any other authorized purpose."



    The modification of the definition of "Line of Credit" will clarify that any fees payable from or with respect to the line of credit (for example, the Secured Equipment Lease Servicing Fee) will include all amounts under any lines of credit authorized by the Board, subject to compliance with the other provisions of the Restated Articles.

    In addition, the definition of "Property" or "Properties" in Section 1.5 in the Existing Articles, did not reflect that the Company is authorized not only to purchase properties directly or indirectly through joint ventures and partnerships, but that it is also authorized to purchase properties indirectly by buying interests in other legal entities, such as by purchasing stock in corporations which own properties. Accordingly, the definition of "Property" or "Properties" has been amended as follows:


         ""Property" or "Properties" means interests in (i) the real properties, including the buildings located thereon, (ii) the real properties only, or (iii) the buildings only,; any of which are acquired by the Company, either directly or indirectly through joint venture arrangements or otherventures, partnerships, or other legal entities."



         The effect of this change will be to make it clear that the Company can incur the same debt and pay the same types of fees and expenses in connection with its investments, regardless of the type of legal entity in which the Company invests.

         The Company is authorized to sell Shares at whatever price it deems appropriate. The definition of "Gross Proceeds" in Section 1.5 was amended to make it clear that Gross Proceeds includes the full amount of the offering price of Shares being sold by the Company, regardless of whether they are sold for $10.00 per share.


          ""Gross Proceeds" means the aggregate purchase price of all Shares sold for the account of the Company, without deduction for Selling Commissions, volume discounts, the marketing support and due diligence expense reimbursement fee or Organizational and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Managing Dealer or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be $10.00.the full offering price of the Shares."


    The effect of this change will be to make it clear that the Company calculates fees paid to the Advisor and Affiliates based on the actual share price, whether it is more or less than $10.00.

    (iii) Inclusion of certain provisions to the Articles of Incorporation from the Company's current prospectus.

    The Company conducts offerings that are subject to registration under state securities laws. Pursuant to the request of certain state securities bureaus, the Board is proposing to the Company's stockholders that the Existing Articles be amended to incorporate certain provisions that are already contained in the Company's current prospectus. These provisions relate to stockholder suitability (Section 8.1 of the Restated Articles), the distribution reinvestment plan (Section 8.9 of the Restated Articles) and the restrictions on the ability of the Advisor to receive a Subordinated Incentive Fee if the Company lists its securities on the Pink Sheets or the OTC Bulletin Board (Section 4.8 of the Restated Articles). In addition, the Restated Articles reflect a number of ministerial clarifications. These clarifications include necessary changes to numbering and cross-references throughout the Existing Articles and are reflected in the Restated Articles.

    The Board of Directors of the Company unanimously recommends a vote "FOR" the adoption of the Amended and Restated Articles of Incorporation.

                               SECURITY OWNERSHIP

    The following table sets forth, as of April 1, 2003, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's common stock, by each director and nominee, by each executive officer and by all executive officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors. The address of the named officers and directors, unless otherwise noted, is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

     Name and Address                               Number of Shares                   Percent
     of Beneficial Owner                            Beneficially Owned                 of Shares

     James M. Seneff, Jr.                                      55,777   (1)               (2)

     Robert A. Bourne                                              --                     --

     David W. Dunbar                                               --                     --
     80 Shore Drive
     Palm Harbor, FL  34864

     James W. Duncan, Jr.                                          --                     --
     26268 Tunis Mills Road
     Easton, MD  21601

     Edward A. Moses                                               --                     --
     1281 Prince Court
     Heathrow, FL  32746

     Thomas J. Hutchison III                                       --                     --

     Phillip M. Anderson, Jr.                                   1,214                     (2)

     Stuart J. Beebe                                               --                     --

     Lynn E. Rose                                                  --                     --

     All directors and executive officers as a
         group (9 persons)                                     56,991                     (2)

(1) Represents shares held by the Advisor of which Mr. Seneff is a director and shares issuable upon exercise of warrants by CNL Securities Corp., of which Mr. Seneff is a director. Mr. Seneff and his wife share beneficial ownership of the Advisor through their ownership of CNL Financial Group, Inc. The Advisor and CNL Securities Corp. are wholly owned subsidiaries of CNL Financial Group, Inc.

(2) Less than one percent.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Reporting Persons are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

    Stuart J. Beebe became an executive officer of the Company on July 15, 2002. Although an Initial Statement of Beneficial Ownership of Securities on Form 3 was not filed on behalf of Mr. Beebe on July 25, 2002, as then required by
Section 16 (a) of the Exchange Act and the rules and regulations adopted thereunder, a Form 3 concerning his appointment as an executive officer of the Company was filed shortly thereafter on August 12, 2002.

    Based solely upon a review of Section 16(a) reports furnished to the Company for 2002, written representations that no other reports were required and other information known to the Company, the Company believes that the Reporting Persons complied with all filing requirements for 2002, with the exception of the Form 3 described in the preceding paragraph.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    All of the executive officers of the Company are executive officers of the Advisor, a wholly owned subsidiary of CNL Financial Group, Inc., in which Messrs. Seneff and Bourne and Ms. Rose serve as executive officers and/or directors and whose shares are beneficially owned by Mr. Seneff and his wife. In addition, Messrs. Seneff and Bourne and Ms. Rose are executive officers of CNL Securities Corp., the managing dealer of the Company's offering of shares of common stock, and a wholly owned subsidiary of CNL Financial Group, Inc. Messrs. Seneff and Bourne are directors of the Company, the Advisor and CNL Securities Corp., and Mr. Hutchison is a director of the Advisor. Administration of the day-to-day operations of the Company is provided by the Advisor, pursuant to the terms of an advisory agreement. The Advisor also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board, manages the Company's properties and renders such other services as the Board deems appropriate. The Advisor also bears the expense of providing the executive personnel and office space to the Company. The Advisor is at all times subject to the supervision of the Board of the Company and has only such functions and authority as the Company may delegate to it as the Company's agent.

    CNL Securities Corp. is entitled to receive selling commissions amounting to
7.5 percent of the total amount raised from the sale of shares of common stock for services in connection with the offering of shares of common stock, a substantial portion of which has been paid as commissions to other broker-dealers. For the year ended December 31, 2002, the Company incurred $27,835,104 of such fees, the majority of which were paid by CNL Securities Corp. as commissions to other broker-dealers.

    In addition, CNL Securities Corp. is entitled to receive a marketing support fee equal to 0.5 percent of the total amount raised from the sale of shares and due diligence expense reimbursements, all or a portion of which may be reallowed to other broker-dealers. For the year ended December 31, 2002, the Company incurred $1,855,674 of such fees, the majority of which were reallowed to other broker-dealers and from which all bona fide due diligence expenses will be paid.

    CNL Securities Corp. will also receive, in connection with its second public offering of shares of common stock (the "2000 Offering"), a soliciting dealer servicing fee payable annually by the Company beginning on December 31, 2003, in the amount of 0.20 percent of the aggregate investment of stockholders who purchase shares in the 2000 Offering. CNL Securities Corp. in turn may reallow all or a portion of such fees to soliciting dealers whose clients hold shares on such date. As of December 31, 2002, no such fees had been incurred.

    The Advisor is entitled to receive acquisition fees for services in identifying properties and structuring the terms of the leases of properties and mortgage loans equal to 4.5 percent of gross proceeds of the Company's offering, loan proceeds from permanent financing and amounts outstanding on the Company's line of credit, if any, at the time of listing of the Company's stock on a national securities exchange or over-the-counter market, but excluding that portion of the permanent financing used to finance secured equipment leases. For the year ended December 31, 2002, the Company incurred $18,736,538 of such fees.

    The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor receives a monthly asset management fee of one-twelfth of
0.60 percent of the Company's real estate asset value and the outstanding principal balance of any mortgage loan as of the end of the preceding month. During the year ended December 31, 2002, the Company incurred $770,756 of such fees.

    The Advisor and its affiliates provide various administrative services to the Company (including accounting; financial, tax and regulatory compliance reporting; stockholder distributions and reporting; due diligence and marketing; and investor relations, including administrative services in connection with the offerings of the Company's common stock) on a day-to-day basis. For the year ended December 31, 2002, the Company incurred a total of $3,531,485 for these services, $2,941,152 of such costs representing stock issuance costs, $25,320 representing acquisition related costs and $565,013 representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the Securities and Exchange Commission.

    The Company incurs certain costs in connection with the public offerings of its common stock, including filing fees, legal, accounting, marketing and printing costs and escrow fees, which are deducted from the gross proceeds of the offering. For the year ended December 31, 2002, $5,613,049 of such costs was incurred on behalf of the Company. Offering expenses paid by the Company, together with selling commissions, marketing support fees, due diligence expense reimbursements and the soliciting dealer servicing fee incurred by the Company will not exceed 13 percent of the proceeds raised in connection with the Company's offerings.

    The Company incurs operating expenses which, in general, are those expenses relating to the administration of the Company on an ongoing basis. Pursuant to an advisory agreement, the Advisor is required to reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed in any four consecutive fiscal quarters (the "Expense Year") the greater of 2 percent of average invested assets or 25 percent of net income (the "Expense Cap"). The Company's operating expenses did not exceed the Expense Cap in any Expense Years ended during the year ended December 31, 2002.

    The Company maintains bank accounts in a bank in which certain officers and directors of the Company serve as directors and are stockholders. The amount deposited with this bank was $5,740,852 at December 31, 2002. The terms and conditions offered by this bank are similar and competitive with terms offered by unrelated banks.

    On May 30, 2002, the Company acquired, for $300,000, a 10 percent interest in a limited partnership that owns an office building located in Orlando, Florida, in which the Advisor and its affiliates lease office space. The remaining interest in the limited partnership is owned by several affiliates of the Advisor. In connection with this acquisition, the Company has severally guaranteed 16.67 percent, or $2,583,333, of a $15,500,000 million unsecured promissory note of the limited partnership that matures November 30, 2004. The Company has not been required to fund any amounts under this guarantee. During the year ended December 31, 2002, the Company received $190,922 in distributions from the partnership.

    In conjunction with a commercial paper borrowing transaction in June 2002, the Company engaged Century Capital Markets, LLC ("CCM") to act as its structuring agent. CCM received an origination fee equal to 2 percent of the amount of the loan ($470,400), which was recorded as deferred loan costs and is being amortized over the term of the loan. In addition, the monthly interest payment due under the commercial paper loan includes a margin of 30 basis points payable to CCM for the monthly service it provides related to the administration of the commercial paper loan. CNL Capital Corp., an affiliate of the Advisor, is a non-voting Class C member of CCM.


    All amounts paid by the Company to affiliates of the Company are believed by the Company to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

    In March 2003, an affiliate of the Advisor purchased a 30 percent voting membership interest in a limited liability company which is affiliated with several of the Company's tenants.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Upon recommendation of and approval by the Board of Directors, including the independent directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year.

    A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

Audit Fees

    During the year ended December 31, 2002, the Company incurred audit fees of $54,000 payable to PricewaterhouseCoopers LLP. These fees include audit services and quarterly reviews of financial statements on Form 10-Q for the year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

    There were no professional services rendered by PricewaterhouseCoopers LLP during the year ended December 31, 2002 relating to financial information systems design and implementation.

All Other Fees

    PricewaterhouseCoopers LLP has also been engaged by the Company to perform tax compliance services, services related to Securities and Exchange Commission reporting and professional services related to the audit of properties acquired and structuring of transactions. The Company incurred a total of $248,598 of such fees during the year ended December 31, 2002.

    The Audit Committee of the Board of Directors has considered whether the provision of the services described under the caption "All Other Fees" is consistent with maintaining the independence of PricewaterhouseCoopers LLP.

                                  OTHER MATTERS

    The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those stated above. If any other business should come before the Annual Meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.

              PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

    Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2004 must be received at the Company's office at 450 South Orange Avenue, Orlando, Florida 32801, no later than December 30, 2003.

    Notwithstanding the aforementioned deadline, under the Company's Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the corporate secretary of the Company. With respect to proposals for the 2004 annual meeting, the corporate secretary of the Company must receive notice of any such proposal no earlier than March 27, 2004, and no later than April 26, 2004.




                                       By Order of the Board of Directors,


                                       /s/ Lynn E. Rose
                                       -----------------------------
                                       Lynn E. Rose
                                       Corporate Secretary


April 28, 2003
Orlando, Florida

                                    EXHIBIT A

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                         CNL RETIREMENT PROPERTIES, INC.


         CNL Retirement Properties, Inc., a Maryland corporation having its principal office at 32 South Street, Baltimore, Maryland 21202 (hereinafter, the "Company"), hereby certifies to the Department of Assessments and Taxation of the State of Maryland, that:

         FIRST: The Company desires to amend and restate its articles of incorporation as currently in effect.

         SECOND: The provisions of the Amended and Restated Articles of Incorporation, as amended, dated September 15, 1998, which are now in effect and as amended hereby, in accordance with the Maryland General Corporation Law (the "MGCL"), are as follows.

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                         CNL RETIREMENT PROPERTIES, INC.


                               * * * * * * * * * *


                                    ARTICLE 1

                            THE COMPANY; DEFINITIONS

         SECTION 1.1      Name.  The name of the corporation (the "Company") is:


                         CNL Retirement Properties, Inc.

         So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name (and the word "Company" wherever used in these Articles of Amendment and Restatement of CNL Retirement Properties, Inc. (these "Articles of Incorporation"), except where the context otherwise requires) shall refer to the Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors.

         Under circumstances in which the Directors determine that the use of the name "CNL Retirement Properties, Inc." is not practicable, they may use any other designation or name for the Company.

         SECTION 1.2 Resident Agent. The name and address of the resident agent for service of process of the Company in the State of Maryland is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The Company may have such principal office within the State of Maryland as the Directors may from time to time determine.

         The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

         SECTION 1.3 Nature of Company. The Company is a Maryland corporation within the meaning of the MGCL.

         SECTION 1.4 Purposes. The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of or deal with real and personal property; (ii) to engage in the business of offering furniture, fixture, and equipment financing to operators of Health Care Facilities; (iii) to engage in the business of offering mortgage financing secured by Real Property; and (iv) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

         SECTION 1.5 Definitions. As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article VII hereof are defined in Section 7.6(i) hereof):

         "Acquisition Expenses" means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection or acquisition of any Property or the making of any Mortgage Loan, whether or not acquired, including, without limitation, legal fees and expenses, travel and communication expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance.

         "Acquisition Fees" means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person or entity to any other Person or entity (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgage Loans or the purchase, development or construction of a Property, including, without limitation, real estate commissions, acquisition fees, finder's fees, selection fees, Development Fees, Construction Fees, nonrecurring management fees, consulting fees, loan fees, points, the Secured Equipment Lease Servicing Fee, or any other fees or commissions of a similar nature. Excluded shall be development fees and construction fees paid to any Person or entity not affiliated with the Advisor in connection with the actual development and construction of any Property.

         "Advisor" or "Advisors" means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 4.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all of such functions.

         "Advisory Agreement" means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

         "Affiliate" or "Affiliated" means, as to any individual, corporation, partnership, trust or other association (other than the Excess Shares Trust),
(i) any Person or entity directly or indirectly through one or more intermediaries controlling, controlled by, or under common control with another Person or entity; (ii) any Person or entity, directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another Person or entity; (iii) any officer, director, partner or trustee of such Person or entity; (iv) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person; and (v)if such other Person or entity is an officer, director, partner, or trustee of a Person or entity, the Person or entity for which such Person or entity acts in any such capacity.

         "Asset Management Fee" means the fee payable to the Advisor for day-to-day professional management services in connection with the Company and its investments in Properties, and Mortgage Loans pursuant to the Advisory Agreement.

         "Assets" means Properties, Mortgage Loans and Secured Equipment Leases, collectively.

         "Average Invested Assets" means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

         "Bylaws" means the bylaws of the Company, as the same are in effect from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

         "Company Property" means any and all property, real, personal or otherwise, tangible or intangible, including Secured Equipment Leases and Mortgage Loans, which is transferred or conveyed to the Company (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Company.

         "Competitive Real Estate Commission" means a real estate or brokerage commission for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property. The total of all real estate commissions paid by the Company to all Persons (including the subordinated real estate disposition fee payable to the Advisor) in connection with any Sale of one or more of the Company's Properties shall not exceed the lesser of (i) a Competitive Real Estate Commission or (ii) six percent (6%) of the gross sales price of the Property or Properties.

         "Construction Fee" means a fee or other remuneration for acting as a general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitation on a Property.

         "Development Fee" means a fee for such activities as negotiating and approving plans and undertaking to assist in obtaining zoning and necessary variances and necessary financing for a specific Property, either initially or at a later date.

         "Directors," "Board of Directors" or "Board" means, collectively, the individuals named in Section 2.4 of these Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

         "Distributions" means any distributions of money or other property, pursuant to Section 7.2(iv) hereof, by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes. The Company will make no distributions other than distributions of money or readily marketable securities unless the requirements of Section 7.2(iv) hereof are satisfied.

         "Equipment" shall mean the furniture, fixtures and equipment used at Health Care Facilities by operators of Health Care Facilities.

         "Equity Shares" means shares of capital stock of the Company of any class or series (other than Excess Shares). The use of the term "Equity Shares" or any term defined by reference to the term "Equity Shares" shall refer to the particular class or series of capital stock of the Company which is appropriate under the context.

         "Gross Proceeds" means the aggregate purchase price of all Shares sold for the account of the Company, without deduction for Selling Commissions, volume discounts, the marketing support and due diligence expense reimbursement fee or Organizational and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Managing Dealer or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full offering price of the Shares.

         "Health Care Facilities" means facilities at which health care services are provided, including, but not limited to, congregate living, assisted living, and skilled nursing facilities, continuing care retirement communities and life care communities, and medical office buildings and walk-in clinics.

         "Independent Director" means a Director who is not, and within the last two (2) years has not been, directly or indirectly associated with the Advisor by virtue of (i) ownership of an interest in the Advisor or its Affiliates, (ii) employment by the Advisor or its Affiliates, (iii) service as an officer or director of the Advisor or its Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three (3) real estate investment trusts advised by the Advisor, or
(vi) maintenance of a material business or professional relationship with the Advisor or any of its Affiliates. An indirect relationship shall include circumstances in which a Director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisor, any of its Affiliates or the Company. A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor and Affiliates exceeds five percent (5%) of either the Director's annual gross revenue during either of the last two (2) years or the Director's net worth on a fair market value basis.

         "Independent Expert" means a Person or entity with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company.

         "Initial Public Offering" means the offering and sale of Equity Shares of the Company pursuant to the Company's first effective registration statement covering such Common Shares filed under the Securities Act of 1933, as amended.

         "Invested Capital" means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company's plan for redemption of Shares.

         "Joint Ventures" means those joint venture or general partnership arrangements in which the Company is a co-venturer or general partner which are established to acquire Properties.

         "Leverage" means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.


         "Line of Credit" means one or more lines of credit in an aggregate amount up to $125,000,000 (or such greater amount as shall be approved by the Board of Directors), the proceeds of which will be used to acquire Properties and make Mortgage Loans and Secured Equipment Leases and for any other authorized purpose.

         "Listing" means the listing of the Shares of the Company on a national securities exchange or over-the-counter market.

         "Managing Dealer" means CNL Securities Corp., an Affiliate of the Advisor, or such other Person or entity selected by the Board of Directors to act as the managing dealer for the offering. CNL Securities Corp. is a member of the National Association of Securities Dealers, Inc.

         "MGCL" means the Maryland General Corporation Law as contained in the Corporations and Associations Article of the Annotated Code of Maryland.

         "Mortgage Loans" means, in connection with mortgage financing provided by the Company, notes or other evidences of indebtedness or obligations which are secured or collateralized by real estate owned by the borrowers.

         "Mortgages" means mortgages, deeds of trust or other security interests on or applicable to Real Property.

         "NASAA REIT Guidelines" means the guidelines for Real Estate Investment Trusts published by the North American Securities Administrators Association.

         "Net Assets" means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

         "Net Income" means for any period, the total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves; provided, however, Net Income for purposes of calculating total allowable Operating Expenses shall exclude the gain from the sale of the Company's assets.

         "Net Sales Proceeds" means in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of all real estate commissions and closing costs paid by the Company. In the case of a transaction described in clause (i)(B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of any legal and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture. In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of all commissions and closing costs paid by the Company. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby and reinvested in one or more Properties within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include, in the case of any lease of a Property consisting of a building only, any Mortgage Loan or any Secured Equipment Lease, any amounts from tenants, borrowers or lessees that the Company determines, in its discretion, to be economically equivalent to the proceeds of a Sale. Net Sales Proceeds shall not include, as determined by the Company in its sole discretion, any amounts reinvested in one or more Properties, Mortgage Loans, Secured Equipment Leases or other assets, to repay outstanding indebtedness, or to establish reserves.

         "Operating Expenses" mean all costs and expenses incurred by the Company, as determined under generally accepted accounting principles, which in any way are related to the operation of the Company or to Company business, including (a) advisory fees, (b) the Asset Management Fee, (c) the Performance Fee, and (d) the Subordinated Incentive Fee, but excluding (i) the expenses of raising capital such as Organizational and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) the Advisor's subordinated ten percent (10%) share of Net Sales Proceeds, and (vi) Acquisition Fees and Acquisition Expenses, real estate commissions on the Sale of property, and other expenses connected with the acquisition and ownership of real estate interests, mortgage loans, or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

         "Organizational and Offering Expenses" means any and all costs and expenses, other than Selling Commissions, the Soliciting Dealer Warrants and the 0.5% marketing support and due diligence expense reimbursement fee incurred by the Company, the Advisor or any Affiliate of either in connection with the formation, qualification and registration of the Company and the marketing and distribution of Shares, including, without limitation, the following: legal, accounting and escrow fees; printing, amending, supplementing, mailing and distributing costs; filing, registration and qualification fees and taxes; telegraph and telephone costs; and all advertising and marketing expenses, including the costs related to investor and broker-dealer sales meetings. The Organizational and Offering Expenses paid by the Company in connection with formation of the Company, together with all Selling Commissions, the Soliciting Dealer Warrants and the 0.5% marketing support and due diligence reimbursement fee incurred by the Company, will not exceed thirteen percent (13%) of the proceeds raised in connection with such offering.

         "Performance  Fee" means the fee payable to the Advisor  under  certain
circumstances   if  certain   performance   standards  have  been  met  and  the
Subordinated Incentive Fee has not been paid.

         "Permanent Financing" means financing (i) to acquire Assets, (ii) to pay the Secured Equipment Lease Servicing Fee, (iii) to pay a fee of 4.5% of any Permanent Financing, excluding amounts to fund Secured Equipment Leases, as Acquisition Fees, and (iv) refinance outstanding amounts on the Line of Credit.

         "Person" means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include (i) an underwriter that participates in a public offering of Equity Shares for a period of sixty (60) days following the initial purchase by such underwriter of such Equity Shares in such public offering, or (ii) CNL Health Care Advisors, Inc., during the period ending December 31, 1998, provided that the foregoing exclusions shall apply only if the ownership of such Equity Shares by an underwriter or CNL Health Care Advisors, Inc. would not cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(a) of the Code or otherwise cause the Company to fail to qualify as a REIT.

         "Property" or "Properties" means interests in (i) the real properties, including the buildings located thereon, (ii) the real properties only, or (iii) the buildings only; any of which are acquired by the Company, either directly or indirectly through joint ventures, partnerships, or other legal entities.

         "Prospectus" means the same as that term is defined in Section 2(10) of the Securities Act of 1933, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act of 1933 or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling securities to the public.

         "Real Estate Asset Value" or "Contract Purchase Price" means the amount actually paid or allocated to the purchase, development, construction or improvement of a Property, exclusive of Acquisition Fees and Acquisition Expenses.

         "Real Property" or "Real Estate" means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

         "REIT" means real estate investment trust as defined pursuant to Sections 856 through 860 of the Code.

         "REIT Provisions of the Code" means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

         "Roll-Up Entity" means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

         "Roll-Up Transaction" means a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include: (i) a transaction involving securities of the Company that have been listed on a national securities exchange or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System for at least 12 months; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or the investment objectives of the Company.

         "Sale" or "Sales" (i) means any transaction or series of transactions whereby: (A) the Company sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of the building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company sells, grants, transfers, conveys or relinquishes its ownership of all or substantially all of the interest of the Company in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company as a co-venturer or partner sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; or (D) the Company sells, grants, conveys, or relinquishes its interest in any Mortgage Loan, Secured Equipment Lease or other asset, or portion thereof, including any event with respect to any Mortgage Loan, Secured Equipment Lease or other asset which gives rise to a significant amount of insurance proceeds or similar awards, but (ii) shall not include any transaction or series of transactions specified in clause (i)(A),
(i)(B), or (i)(C) above in which the proceeds of such transaction or series of transactions are reinvested in one or more Properties within one hundred eighty
(180) days thereafter.

         "Secured Equipment Leases" means the Equipment financing made available by the Company to operators of Health Care Facilities pursuant to which the Company will finance, through loans or direct financing leases, the Equipment.

         "Secured Equipment Lease Servicing Fee" means the fee payable to the Advisor by the Company out of the proceeds of the Line of Credit or Permanent Financing for negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program equal to 2% of the purchase price of the Equipment subject to each Secured Equipment Lease and paid upon entering into such lease or loan.

         "Securities" means Equity Shares, Excess Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

         "Selling Commissions" means any and all commissions payable to underwriters, managing dealers, or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to CNL Securities Corp.

         "Shares" means the Common Shares, as such term is defined in Section 7.6(i) hereof.

         "Soliciting Dealers" means those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Managing Dealer to sell Shares.

         "Sponsor" means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is that of an independent property manager of Company assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:

         a. taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

         b. receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;

         c. having a substantial number of relationships and contacts with the Company;

         d.       possessing significant rights to control Company properties;

         e. receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or

         f. providing goods or services to the Company on a basis which was not negotiated at arms length with the Company.

         "Stock Option Plan" means a plan that provides for the matters set forth in Rule 260.140.41 of Section 25140 of the Corporations Code of California, as in effect as of the date of these Articles of Incorporation.

         "Stockholders' 8% Return," as of each date, means an aggregate amount equal to an eight percent (8%) cumulative, noncompounded, annual return on Invested Capital.

         "Stockholders" means the registered holders of the Company's Equity Shares.

         "Subordinated Incentive Fee" means the fee payable to the Advisor under certain circumstances if the Shares are listed on a national securities exchange or over-the-counter market.

         "Successor" means any successor in interest of the Company.

         "Termination Date" means the date of termination of the Advisory Agreement.

         "Total Proceeds" means Gross Proceeds plus loan proceeds from Permanent Financing and amounts outstanding on the Line of Credit, if any, at the time of Listing, but excluding loan proceeds used to finance Secured Equipment Leases.

         "Unimproved Real Property" means Property in which the Company has an equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

                                    ARTICLE 2

                               BOARD OF DIRECTORS

         SECTION 2.1 Number.  The number of  Directors  initially  shall be five
(5), which number may be increased or decreased from time to time by resolution of the Directors then in office or by a majority vote of the Stockholders entitled to vote: provided, however, that the total number of Directors shall be not fewer than three (3) and not more than fifteen (15), subject to the Bylaws and to any express rights of any holders of any series of Preferred Shares to elect additional directors under specified circumstances. A majority of the Board of Directors will be Independent Directors except for a period of 90 days after the death, removal or resignation of an Independent Director. Independent Directors shall nominate replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the Directors. Any other vacancy will be filled at any annual meeting or at any special meeting of the Stockholders called for that purpose, by a majority of the Common Shares present in person or by proxy and entitled to vote. For the purposes of voting for Directors, each Share of stock may be voted for as many individuals as there are directors to be elected and for whose election the Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

         SECTION 2.2 Experience. A Director shall have had at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three (3) years of relevant real estate experience.

         SECTION 2.3 Committees. Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion, provided that the majority of the members of each committee are Independent Directors.

         SECTION 2.4 Initial Board; Term. The initial Directors are James M. Seneff, Jr., Robert A. Bourne, David W. Dunbar, Timothy S. Smick and Edward A. Moses. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

         The names and address of the initial Directors are as follows:

         Name                            Address

         James M. Seneff, Jr.            400 E. South Street
                                         Orlando, Florida 32801

         Robert A. Bourne                400 E. South Street
                                         Orlando, Florida 32801

         David W. Dunbar                 400 E. South Street
                                         Orlando, Florida 32801

         Timothy S. Smick                400 E. South Street
                                         Orlando, Florida 32801

         Edward A. Moses                 400 E. South Street
                                         Orlando, Florida 32801

         SECTION 2.5 Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor.

         SECTION 2.6 Approval by Independent Directors. A majority of the Independent Directors must approve all matters to which Sections 2.1, 3.2(vii) and (xii), 3.3, 4.1, 4.2, 4.6, 4.7, 4.8, 4.10, 4.13, 5.2, 5.4 and (xvi), 6.3,
6.4, 8.2, 8.3, 9.2 and 9.4 herein apply.

         SECTION 2.7 Resignation, Removal or Death. Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

         SECTION 2.8 Business Combination Statute. Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any "business combination" (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Company and any Person.

         SECTION 2.9 Control Share Acquisition Statute. Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

                                    ARTICLE 3

                               POWERS OF DIRECTORS

         SECTION 3.1 General. Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by these Articles of Incorporation. The Directors have established the written policies on investments and borrowing set forth in this Article III and Article V hereof and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. A majority of the Board of Directors, including a majority of Independent Directors, hereby ratify these Articles of Incorporation, which shall be construed with a presumption in favor of the grant of power and authority to the Directors. Any construction of these Articles of Incorporation or determination made in good faith by the Directors concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of these Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

         SECTION 3.2 Specific Powers and Authority. Subject only to the express limitations herein, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

                  (i) Investments. Subject to Article V and Section 9.5 hereof, to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company.

                  (ii) REIT Qualification. The Board of Directors shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in Section 1.5 hereof). In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board of Directors determines, by vote of at least two-thirds (2/3) of the Directors, that it no longer is in the best interests of the Company to qualify as a REIT, the Board of Directors shall take such actions as are required by the Code, the MGCL and other applicable law, to cause the matter of termination of qualification as a REIT to be submitted to a vote of the Stockholders of the Company pursuant to
Section 8.3.

                  (iii) Sale, Disposition and Use of Company Property. Subject to Article V and Sections 9.5 and 10.3 hereof, the Board of Directors shall have the authority to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or the Directors) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

                  (iv) Financings. To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) may have such provisions as the Directors determine; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, that the Company's Leverage, may not exceed 300% of Net Assets.

                  (v) Lending. Subject to the provisions of Section 9.5 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.

                  (vi) Secured Equipment Leases. To engage in the business of offering furniture, fixture, and equipment financing to the operators of Health Care Facilities, provided, however, that the Company shall use its best efforts to ensure that the total value of Secured Equipment Leases, in the aggregate will not exceed 25% of the Company's total assets and that Secured Equipment Leases to a single lessee or borrower, in the aggregate, will not exceed 5% of the Company's total assets.

                  (vii)  Issuance of  Securities.  Subject to the  provisions of
Article VII hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights; maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine, to list any of the Securities of the Company on any securities exchange; to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company; and to acquire Excess Shares from the Excess Shares Trust pursuant to Section 7.7(x).

                  (viii) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of these Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

                  (ix) Collection and Enforcement. To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company's affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

                  (x) Deposits. To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.

                  (xi) Allocation; Accounts. To determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders' equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

                  (xii) Valuation of Property. To determine the value of all or any part of the Company Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.

                  (xiii) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Mortgages, Securities, Real Estate, Secured Equipment Leases and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

                  (xiv) Officers,  Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company's Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 9.5 hereof, any Director and Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Directors or as their attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.

                  (xv) Associations. Subject to Section 9.5 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

                  (xvi) Reorganizations, Etc. Subject to Sections 10.2 and 10.3 hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.

                  (xvii) Insurance. To purchase and pay for out of Company Property insurance policies insuring the Stockholders, Company and the Company Property against any and all risks, and insuring the Directors, Advisors and Affiliates of the Company individually (each an "Insured") against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability, provided that such insurance be limited to the indemnification permitted by Section 9.2 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company. The Board of Directors' power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws and the NASAA REIT Guidelines.

                  (xviii) Distributions. To declare and pay dividends or other Distributions to Stockholders, subject to the provisions of Section 7.2 hereof.

                  (xix) Discontinue Operations; Bankruptcy. To discontinue the operations of the Company (subject to Section 10.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.

                  (xx) Termination of Status. To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code; provided, however, that the Board of Directors shall take no action to terminate the Company's status as a real estate investment trust under the REIT Provisions of the Code until such time as (i) the Board of Directors adopts a resolution recommending that the Company terminate its status as a real estate investment trust under the REIT Provisions of the Code, (ii) the Board of Directors presents the resolution at an annual or special meeting of the Stockholders and
(iii) such resolution is approved by the holders of a majority of the issued and outstanding Common Shares.

                  (xxi) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.

                  (xxii) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

                  (xxiii) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of these Articles of Incorporation, and further provided that the Directors may not amend the Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders.

                  (xxiv) Listing Shares. To cause the Listing of the Shares at any time after completion of the Initial Public Offering but in no event shall such Listing occur more than ten (10) years after completion of the offering.

                  (xxv) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.

         SECTION 3.3 Determination of Best Interest of Company. In determining what is in the best interest of the Company, a Director shall consider the interests of the Stockholders of the Company and, in his or her sole and absolute discretion, may consider (i) the interests of the Company's employees, suppliers, creditors and customers, (ii) the economy of the nation, (iii) community and societal interests, and (iv) the long-term as well as short-term interests of the Company and its Stockholders, including the possibility that these interests may be best served by the continued independence of the Company.

                                    ARTICLE 4

                                     ADVISOR

         SECTION 4.1 Appointment and Initial Investment of Advisor. The Directors are responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Directors are not required personally to conduct the business of the Company, and they may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Directors may, in their sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor is the holder of 20,000 Shares, representing an initial investment of $200,000. The Advisor or any Affiliate may not sell this initial investment while the Advisor remains a Sponsor but may transfer the 20,000 Shares to other Affiliates.

         SECTION 4.2 Supervision of Advisor. The Directors shall evaluate the performance of the Advisor before entering into or renewing an advisory contract and the criteria used in such evaluation shall be reflected in the minutes of meetings of the Board. The Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions which conform to general policies and principles established by the Directors.

         The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such procedures, operations and programs are in the best interests of the Stockholders and are fulfilled.

         The Board of Directors is also responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are in the best interests of the Stockholders and each such determination shall be reflected in the minutes of the meeting of the Board of Directors. In addition, a majority of the Independent Directors and a majority of Directors not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates. A majority of the Independent Directors also will be responsible for reviewing the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services to be performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out and each such determination shall be reflected in the minutes of the meeting of the Board of Directors. Specifically, the Independent Directors will consider factors such as the Net Assets and Net Income of the Company, the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Company's portfolio, the success of the Advisor in generating opportunities that meet the investment objectives of the Company, rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, whether paid by the Company or by others with whom the Company does business, the quality and extent of service and advice furnished by the Advisor, the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and the quality of the portfolio of the Company relative to the investments generated by the Advisor for its own account. The Independent Directors also shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

         SECTION  4.3  Fiduciary  Obligations.   The  Advisor  has  a  fiduciary
responsibility to the Company and to the Stockholders.

         SECTION 4.4 Affiliation and Functions. The Directors, by resolution or in the Bylaws, may provide guidelines, provisions, or requirements concerning the affiliation and functions of the Advisor.

         SECTION 4.5 Termination. Either a majority of the Independent Directors or the Advisor may terminate the advisory contract on sixty (60) days' written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function.

         SECTION 4.6 Real Estate Commission on Sale of Property. The Company shall pay the Advisor a deferred, subordinated real estate disposition fee upon Sale of one or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of a Competitive Real Estate Commission, or (ii) three percent (3%) of the sales price of such Property or Properties. Payment of such fee shall be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties and shall be subordinated to receipt by the Stockholders of Distributions equal to the sum of (i) their aggregate Stockholders' 8% Return and (ii) their aggregate Invested Capital. If, at the time of a Sale, payment of such disposition fee is deferred because the subordination conditions have not been satisfied, then the disposition fee shall be paid at such later time as the subordination conditions are satisfied. Upon Listing, if the Advisor has accrued but not been paid such real estate disposition fee, then for purposes of determining whether the subordination conditions have been satisfied, Stockholders will be deemed to have received a Distribution in the amount equal to the product of the total number of Shares outstanding and the average closing price of the Shares over a period, beginning 180 days after Listing, of 30 days during which the Shares are traded.

         SECTION 4.7 Subordinated Share of Net Sales Proceeds. The Company shall pay the Advisor a deferred, subordinated share from Sales of assets of the Company, whether or not in liquidation of the Company, equal to 10% of Net Sales Proceeds payable after receipt by the Stockholders of Distributions equal to the sum of (i) the Stockholders' 8% Return and (ii) 100% of Invested Capital. Following Listing, no share of Net Sales Proceeds will be paid to the Advisor.

         SECTION 4.8       Incentive Fees.

                  (i) At such time, if any, as Listing occurs (other than on the Pink Sheets or the OTC Bulletin Board), the Advisor shall be paid the Subordinated Incentive Fee in an amount equal to ten percent (10%) of the amount by which (i) the market value of the Company (as defined below) plus the total Distributions paid to Stockholders from the Company's inception until the date of Listing exceeds (ii) the sum of (A) one hundred percent (100%) of Invested Capital and (B) the total Distributions required to be paid to the Stockholders in order to pay the Stockholders' 8% Return from inception through the date the market value is determined. For purposes of calculating the Subordinated Incentive Fee, the market value of the Company shall be the average closing price or average of bid and asked price, as the case may be, over a period of thirty (30) days during which the Shares are traded with such period beginning one hundred eighty (180) days after Listing. In the case of multiple Advisors, Advisors and any Affiliate shall be allowed incentive fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to Company assets by each respective Advisor or any Affiliate. The Subordinated Incentive Fee will be reduced by the amount of any prior payment to the Advisor of a deferred, subordinated share of Net Sales Proceeds from Sales of assets of the Company.

                  (ii) In no event shall the Company pay a single Advisor both the Subordinated Incentive Fee and the Performance Fee.

                  (iii) In the event that the Company becomes a perpetual life entity, which will occur if the Shares become listed on a national securities exchange or over-the-counter market, the Company and the Advisor will negotiate in good faith a fee structure appropriate for an entity with a perpetual life, subject to approval by a majority of the Independent Directors. In negotiating a new fee structure, the Independent Directors shall consider all of the factors they deem relevant. These are expected to include, but will not necessarily be limited to: (i) the amount of the advisory fee in relation to the asset value, composition, and profitability of the Company's portfolio; (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by Advisors that perform the same or similar services; (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Advisor; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, and number and frequency of problem investments; and
(vii) the quality of the Property portfolio of the Company in relationship to the investments generated by the Advisor for its own account. The Board of Directors, including a majority of the Independent Directors, may not approve a new fee structure that, in its judgment, is more favorable to the Advisor than the current fee structure.

         SECTION 4.9 Performance Fee. Upon termination of the Advisory Agreement, the Advisor shall be entitled to receive a Performance Fee if performance standards satisfactory to a majority of the Board of Directors, including a majority of the Independent Directors, when compared to (a) the performance of the Advisor in comparison with its performance for other entities; and (b) the performance of other advisors for similar entities, have been met. If Listing has not occurred, the Performance Fee, if any, shall equal ten percent (10%) of the amount, if any, by which (i) the appraised value of the assets of the Company on the Termination Date, less the amount of all indebtedness secured by such assets, plus the total Distributions paid to Stockholders from the Company's inception through the Termination Date, exceeds
(ii) Invested Capital plus an amount equal to the Stockholders' 8% Return from inception through the Termination Date. The Advisor shall be entitled to receive all accrued but unpaid compensation and expense reimbursements in cash within thirty (30) days of the Termination Date. All other amounts payable to the Advisor in the event of a termination shall be evidenced by a promissory note and shall be payable from time to time. The Performance Fee shall be paid in twelve (12) equal quarterly installments without interest on the unpaid balance, provided, however, that no payment will be made in any quarter in which such payment would jeopardize the Company's REIT status, in which case any such payment or payments will be delayed until the next quarter in which payment would not jeopardize REIT status. Notwithstanding the preceding sentence, any amounts which may be deemed payable at the date the obligation to pay the Performance Fee is incurred which relate to the appreciation of the Company's assets shall be an amount which provides compensation to the terminated Advisor only for that portion of the holding period for the respective assets during which such terminated Advisor provided services to the Company. Upon Listing, the Performance Fee, if any, payable thereafter will be as negotiated between the Company and the Advisor. The Advisor shall not be entitled to payment of the Performance Fee in the event the Advisory Agreement is terminated because of failure of the Company and the Advisor to establish a fee structure appropriate for a perpetual-life entity at such time, if any, as the Shares become listed on a national securities exchange or over-the-counter market. The Performance Fee, to the extent payable at the time of Listing, will not be paid in the event that the Subordinated Incentive Fee is paid.

         SECTION 4.10 Acquisition Fee and Acquisition Expenses. The Company shall pay the Advisor a fee in the amount of 4.5% of Total Proceeds as Acquisition Fees. Acquisition Fees shall be reduced to the extent that, and if necessary to limit, the total compensation paid to all persons involved in the acquisition of any Property to the amount customarily charged in arms-length transactions by other persons or entities rendering similar services as an ongoing public activity in the same geographical location and for comparable types of Properties, and to the extent that other acquisition fees, finder's fees, real estate commissions, or other similar fees or commissions are paid by any person in connection with the transaction. The Company shall reimburse the Advisor for Acquisition Expenses incurred in connection with the initial selection and acquisition of Properties, provided that reimbursement shall be limited to the actual cost of goods and services used by the Company and obtained from entities not affiliated with the Advisor, or the lesser of the actual cost or 90% of the competitive rate charged by unaffiliated persons providing similar goods and services in the same geographic location for goods or services provided by the Advisor or its Affiliates. The total of all Acquisition Fees and any Acquisition Expenses shall be reasonable and shall not exceed an amount equal to six percent (6%) of the Real Estate Asset Value or the Contract Purchase Price of a Property, or in the case of a Mortgage Loan, six percent (6%) of the funds advanced, unless a majority of the Board of Directors, including a majority of the Independent Directors not otherwise interested in the transaction, approves fees in excess of these limits subject to a determination that the transaction is commercially competitive, fair and reasonable to the Company.

         SECTION 4.11 Asset Management Fee. The Company shall pay the Advisor a monthly Asset Management Fee in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value and the outstanding principal amount of any Mortgage Loans, as of the end of the preceding month. Specifically, Real Estate Asset Value equals the amount invested in the Properties wholly owned by the Company, determined on the basis of cost, plus, in the case of Properties owned by any Joint Venture or partnership in which the Company is a co-venturer or partner, the portion of the cost of such Properties paid by the Company, exclusive of Acquisition Fees and Acquisition Expenses. The Asset Management Fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the Asset Management Fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine.

         SECTION 4.12 Secured Equipment Lease Servicing Fee. The Company shall pay the Advisor a fee out of the proceeds of the Line of Credit or Permanent Financing for negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program equal to 2% of the purchase price of the Equipment subject to each Secured Equipment Lease and paid upon entering into such lease or loan.

         SECTION 4.13 Reimbursement for Operating Expenses. The Company shall not reimburse the Advisor at the end of any fiscal quarter for Operating Expenses that, in the four consecutive fiscal quarters then ended (the "Expense Year") exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the "2%/25% Guidelines") for such year. Within 60 days after the end of any fiscal quarter of the Company for which total Operating Expenses for the Expense Year exceed the 2%/25% Guidelines, the Advisor shall reimburse the Company the amount by which the total Operating Expenses paid or incurred by the Company exceed the 2%/25% Guidelines.


                                    ARTICLE 5

                      INVESTMENT OBJECTIVES AND LIMITATIONS

         SECTION 5.1 Investment Objectives. The Company's primary investment objectives are to preserve, protect, and enhance the Company's assets; while (i) making Distributions commencing in the initial year of Company operations; (ii) obtaining fixed income through the receipt of base rent, and increasing the Company's income (and Distributions) and providing protection against inflation through automatic fixed increases in base rent or increases in the base rent based on increases in consumer price indices over the term of the lease and obtaining fixed income through the receipt of payments on Mortgage Loans and Secured Equipment Leases; (iii) qualifying and remaining qualified as a REIT for federal income tax purposes; and (iv) providing Stockholders of the Company with liquidity of their investment within five (5) to ten (10) years after commencement of the offering, either in whole or in part, through (a) Listing, or, (b) if Listing does not occur within ten (10) years after commencement of the offering, the commencement of orderly Sales of the Company's assets (outside the ordinary course of business and consistent with its objective of qualifying as a REIT) and distribution of the proceeds thereof. The sheltering from tax of income from other sources is not an objective of the Company. Subject to Section 3.2(ii) hereof and to the restrictions set forth herein, the Directors will use their best efforts to conduct the affairs of the Company in such a manner as to continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code; provided, however, no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section
9.2 hereof.

         SECTION 5.2 Review of Objectives. The Independent Directors shall review the investment policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.

         SECTION 5.3       Certain Permitted Investments.

                  (i) The Company may invest in Properties including, but not limited to, Properties to be leased to operators of Health Care Facilities in various locations across the United States.

                  (ii) The Company may invest in Joint Ventures with the Advisor, one or more Directors or any Affiliate, if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

                  (iii) The Company may invest in equity securities, and Mortgage Loans, if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.

                  (iv) The Company may offer Secured Equipment Leases to operators of Health Care Facilities provided that a majority of Directors
(including a majority of Independent Directors) approve the Secured Equipment Leases as being fair, competitive and commercially reasonable.

         SECTION 5.4 Investment Limitations. In addition to other investment restrictions imposed by the Directors from time to time, consistent with the Company's objective of qualifying as a REIT, the following shall apply to the Company's investments:

                  (i) Not more than 10% of the Company's total assets shall be invested in unimproved real property or mortgage loans on unimproved real property. For purposes of this paragraph, "unimproved real property" does not include any Property or Real Estate under construction, under contract for development or planned for development within one year.

                  (ii) The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to interest rate futures, when used solely for hedging purposes.

                  (iii) The Company shall not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. Mortgage indebtedness on any property shall not exceed such property's appraised value. In cases in which a majority of Independent Directors so determine, and in all cases in which the mortgage loan involves the Advisor, Directors, or Affiliates, such appraisal of the underlying property must be obtained from an Independent Expert. Such appraisal shall be maintained in the Company's records for at least five (5) years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

                  (iv) The Company shall not make or invest in mortgage loans, including construction loans, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the "aggregate amount of all mortgage loans outstanding on the Property, including the loans of the Company" shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.

                  (v) The Company shall not invest in indebtedness ("Junior Debt") secured by a mortgage on real property which is subordinate to the lien or other indebtedness ("Senior Debt"), except where such amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such mortgage loans of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company's Net Assets. The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements shall be limited to 10% of the Company's tangible assets (which would be included within the 25% limitation).

                  (vi) The Company shall not engage in any short sale, or borrow, on an unsecured basis, if such borrowing will result in an Asset Coverage of less than 300%, except that such borrowing limitation shall not apply to a first mortgage trust. "Asset Coverage," for the purpose of this
Section 5.4

                  (vi) means the ratio which the value of the total assets of an issuer, less all liabilities and indebtedness except indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of such issuer.

                  (vii) The Company shall not make or invest in any mortgage loans that are subordinate to any mortgage, other indebtedness or equity interest of the Advisor, the Directors or an Affiliate of the Company.

                  (viii) The Company shall not invest in equity securities unless a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive and commercially reasonable and determine that the transaction will not jeopardize the Company's ability to qualify and remain qualified as a REIT. Investments in entities affiliated with the Advisor, a Director, the Company or their Affiliates are subject to restrictions on Joint Venture investments. In addition, the Company shall not invest in any security of any entity holding investments or engaging in activities prohibited by these Articles of Incorporation.

                  (ix) The Company shall not issue (A) equity securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to that certain redemption plan adopted or to be adopted by the Board of Directors on terms outlined in the section relating to Common Shares entitled "Redemption of Shares" in the Company's Prospectus relating to the Initial Public Offering); (B) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service that higher level of debt; (C) Equity Shares on a deferred payment basis or under similar arrangements; (D) non-voting or assessable securities; (E) options, warrants, or similar evidences of a right to buy its securities (collectively, "Options") unless (1) issued to all of its Stockholders ratably,
(2) as part of a financing arrangement, or (3) as part of a Stock Option Plan available to Directors, officers or employees of the Company or the Advisor. Options may not be issued to the Advisor, Director or any Affiliate thereof except on the same terms as such Options are sold to the general public. Options may be issued to persons other than the Advisor, Directors or any Affiliate thereof but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration that in the judgment of the Independent Directors has a market value less than the value of such Option on the date of grant. Options issuable to the Advisor, Directors or any Affiliate thereof shall not exceed 10% of the outstanding Shares on the date of grant. The voting rights per share of Equity Shares of the Company (other than the publicly held Equity Shares of the Company) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of the publicly held Equity Shares as the consideration paid to the Company for each privately offered Equity Share of the Company bears to the book value of each outstanding publicly held Equity Share.

                  (x) The Company shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

                  (xi) A majority of the Directors shall authorize the consideration to be paid for each Property, based on the fair market value of the Property. If a majority of the Independent Directors determine, or if the Property is acquired from the Advisor, a Director, or their Affiliates, such fair market value shall be determined by an Independent Expert selected by the Independent Directors.

                  (xii) The Company shall not engage in underwriting or the agency distribution of securities issued by others or in trading, as compared to investment activities.

                  (xiii) The Company shall not invest in any foreign currency or bullion or engage in short sales.

                  (xiv) The Company shall not issue senior securities except notes to banks and other lenders and Preferred Shares.

                  (xv) The aggregate Leverage of the Company shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Directors at least quarterly. The maximum amount of such Leverage in relation to the Net Assets shall not exceed three hundred percent (300%).

                  (xvi) The Company may borrow money from the Advisor, Director or any Affiliate thereof, upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances. Notwithstanding the foregoing, the Advisor and its Affiliates shall be entitled to reimbursement, at cost, for actual expenses incurred by the Advisor or its Affiliates on behalf of the Company or Joint Ventures in which the Company is a co-venturer, subject to subsection (xvii) below.

                  (xvii) The Company shall not make loans to the Advisor or its Affiliates, except as provided under Section 6.4(ii).

                  (xviii) The Company shall not operate so as to be classified as an "investment company" under the Investment Company Act of 1940, as amended.

                  (xix) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT.

         The foregoing investment limitations may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Equity Shares.

                                    ARTICLE 6

                              CONFLICTS OF INTEREST

         SECTION 6.1 Sales and Leases to Company. The Company may purchase or lease a Property or Properties from the Advisor, Director, or any Affiliate upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value.

         SECTION 6.2 Sales and Leases to the Advisor, Directors or Affiliates. An Advisor, Director or Affiliate may acquire or lease assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

         SECTION 6.3 Multiple Programs.

                  (i) Until completion of the Initial Public Offering of Shares by the Company, the Advisor and its Affiliates will not offer or sell interests in any subsequently formed public program that has investment objectives and structure similar to those of the Company and that intends to (a) invest, on a cash and/or leveraged basis, in a diversified portfolio of health care properties to be leased on a "triple-net" basis to operators of Health Care Facilities; (b) offer Mortgage Loans; and (c) offer Secured Equipment Leases. The Advisor and its Affiliates also will not purchase a property or offer or invest in a mortgage loan or secured equipment lease for any such subsequently formed public program that has investment objectives and structure similar to the Company and that intends to invest on a cash and/or leveraged basis primarily in a diversified portfolio of health care properties to be leased on a "triple-net" basis to operators of Health Care Facilities until substantially all (generally, eighty percent (80%)) of the funds available for investment (net offering proceeds) by the Company have been invested or committed to investment. (For purposes of the preceding sentence only, funds are deemed to have been committed to investment to the extent written agreements in principle or letters of understanding are executed and in effect at any time, whether or not any such investment is consummated, and also to the extent any funds have been reserved to make contingent payments in connection with any Property, whether or not any such payments are made). The Advisor or its Affiliates currently are and in the future may offer interests in one or more public or private programs organized to purchase properties of the type to be acquired by the Company, to offer mortgage loans and/or to offer secured equipment leases.

                  (ii) In the  event  that  an  investment  opportunity  becomes available which is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated for which both entities have sufficient uninvested funds, then the entity which has had the longer period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for a program if the requirements of subparagraph (i) above could not be satisfied if the program were to make the investment. In determining whether or not an investment opportunity is suitable for more than one program, the Advisor will examine such factors, among others, as the cash requirements of each program, the effect of the acquisition both on diversification of each program's investments by types of health care facilities and geographic area, and on diversification of the tenants of its properties (which also may affect the need for one of the programs to prepare or produce audited financial statements for a property or a tenant), the anticipated cash flow of each program, the size of the investment, the amount of funds available to each program, and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of the Advisor and its Affiliates, to be more appropriate for an entity other than the entity which committed to make the investment, however, the Advisor has the right to agree that the other entity affiliated with the Advisor or its Affiliates may make the investment.

         SECTION 6.4 Other Transactions.

                  (i) No goods or services will be provided by the Advisor or its Affiliates to the Company except for transactions in which the Advisor or its Affiliates provide goods or services to the Company in accordance with these Articles of Incorporation or if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

                  (ii) The Company shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof, except (A) as provided under Section 5.4(iii), or (B) to wholly owned subsidiaries of the Company. Any loans to the Company by the Advisor or its Affiliates must be approved by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

                                    ARTICLE 7

                                     SHARES

         SECTION 7.1 Authorized Shares. The total number of shares of capital stock which the Company is authorized to issue is two hundred six million (206,000,000) shares, consisting of one hundred million (100,000,000) Common Shares (as defined in Section 7.6(i) and described in Section 7.2(ii) hereof), three million (3,000,000) Preferred Shares (as defined in Section 7.6(i) and described in Section 7.3 hereof) and one hundred three million (103,000,000) Excess Shares (as defined in Section 7.6(i) and described in Section 7.7 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.

         SECTION 7.2 Common Shares.

                  (i) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

                  (ii) Description. Common Shares (herein so called) shall have a par value of $.01 per share and shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to
Section 8.3 hereof, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights. The Directors may classify or reclassify any unissued Common Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation of the State of Maryland amended articles in substance and form as prescribed by Title 2 of the MGCL.

                  (iii) Distribution Rights. The holders of Common Shares shall be entitled to receive such Distributions as may be declared by the Board of Directors of the Company out of funds legally available therefor.

                  (iv) Dividend or Distribution Rights. The Directors from time to time may declare and pay to Stockholders such dividends or Distributions in cash or other property as the Directors in their discretion shall determine. The Directors shall endeavor to declare and pay such dividends and Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this section shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt by any Person in whose name any Equity Shares are registered on the records of the Company or by his duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Equity Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation; or distributions of in-kind property as long as the Directors (i) advise each Stockholder of the risks associated with direct ownership of the property; (ii) offer each Stockholder the election of receiving in-kind property distributions; and (iii) distribute in-kind property only to those Stockholders who accept the Directors' offer.

                  (v) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares (including holders of Excess Shares resulting from the conversion of Common Shares pursuant to Section 7.7(i) hereof) shall be determined in accordance with applicable law. Subject to Section 7.7(vi) hereof, each holder of Common Shares shall be entitled to receive, ratably with (i) each other holder of Common Shares and (ii) each holder of Excess Shares resulting from the conversion of Common Shares, that portion of such aggregate assets available for distribution to the Common Shares as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares and Excess Shares resulting from the conversion of Common Shares then outstanding.

                  (vi) Voting Rights. Except as may be provided in these Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

         SECTION 7.3 Preferred Shares. The Directors are hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. The issuance of Preferred Shares shall be approved by a majority of the Independent Directors who do not have an interest in the transaction and who have access, at the expense of the Company, to the Company's or independent legal counsel. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series, however, the voting rights for each share of the Preferred Shares shall not exceed voting rights which bear the same relationship to the voting rights of the Common Shares as the consideration paid to the Company for each of the Preferred Shares bears to the book value of the Common Shares on the date that such Preferred Shares are issued. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  (i)  The   designation   of  the  series,   which  may  be  by
distinguishing number, letter or title.

                  (ii) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

                  (iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

                  (iv) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

                  (v) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

                  (vi) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

                  (vii) Restrictions on the issuance of shares of the same series or of any other class or series.

                  (viii) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 7.3.

                  (ix) Any other relative rights, preferences and limitations on that series.

         Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

         SECTION 7.4 General Nature of Shares. All Equity Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation, the MGCL or in the resolution creating any class or series of such shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the interest in the Company conferred by their Equity Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Equity Shares. Holders of Equity Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell.

         SECTION 7.5 No Issuance of Share Certificates. The Company shall not issue share certificates except to Stockholders who make a written request to the Company. A Stockholder's investment shall be recorded on the books of the Company. To transfer his or her Equity Shares a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, in a form substantially similar to Section 7.6(xii), and required by the Bylaws and the MGCL or other applicable law.

         SECTION 7.6 Restrictions on Ownership and Transfer.

                  (i) Definitions. For purposes of Sections 7.6 and 7.7 and any other provision of these Articles of Incorporation, the following terms shall have the meanings set forth below:

         "Acquire" means the acquisition of Beneficial or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or a Constructive Owner. The terms "Acquires" and "Acquisition" shall have correlative meanings.

         "Beneficial Ownership," when used with respect to ownership of Equity Shares by any Person, shall mean ownership of Equity Shares which are (i) directly owned by such Person, (ii) indirectly owned by such Person for purposes of Section 542(a)(2) of the Code, taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code or (iii) beneficially owned by such Person pursuant to Rule 13d-3 under the Exchange Act. Whenever a Person Beneficially Owns Equity Shares that are not actually outstanding (e.g., shares issuable upon the exercise of an option or convertible security) ("Option Shares"), then, whenever these Articles of Incorporation require a determination of the percentage of outstanding shares of a class of Equity Shares Beneficially Owned by that Person, the Option Shares Beneficially Owned by that Person shall also be deemed to be outstanding. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

         "Beneficiary" shall mean, with respect to any Excess Shares Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Company as the beneficiary or beneficiaries of such Excess Shares Trust, in accordance with the provisions of Section 7.7(iv).

         "Business Day" shall mean any weekday that is not an official holiday in the State of California.

         "Charter Effective Date" shall mean the date upon which these Articles of Incorporation are accepted for record by the State Department of Assessments and Taxation of the State of Maryland.

         "Common Shares" means the common stock, par value $0.01 per share, of the Company that may be issued from time to time in accordance with the terms of these Articles of Incorporation and applicable law, as described in Section 7.2(ii) hereof.

         "Constructive Ownership" shall mean ownership of Equity Shares by a Person who is or would be treated as a direct or indirect owner of such Equity Shares through the application of Section 318 of the Code, as modified by
Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Own," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

         "Excepted Holder" shall mean a Stockholder of the Company for whom an Excepted Holder Limit is created by the Board of Directors of the Company pursuant to Section 7.6(iv)(b) hereof.

         "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors of the Company pursuant to Section 7.6(iv)(b), the ownership limit with respect to the Equity Shares of the Company established by the Board of Directors of the Company pursuant to Section 7.6(iv)(b) for or in respect of such holder.

         "Excess Shares" means the excess stock, par value $0.01 per share, of the Company, as described in Section 7.7 hereof.

         "Excess Shares Trust" shall mean any separate trust created and administered in accordance with the terms of Section 7.7 for the exclusive benefit of any Beneficiary.

         "Individual"  shall  mean (i) an  "individual"  within  the  meaning of
Section  542(a)(2)  of the Code,  as  modified by Section 544 of the Code and/or
(ii) any beneficiary of a "qualified trust" (as defined in Section 856(h)(3)(E) of the Code) which qualified trust is eligible for look-through treatment under
Section 856(h)(3)(A) of the Code for purposes of determining whether a REIT is closely held under Section 856(a)(6) of the Code.

         "Market Price" means, until the Equity Shares are Listed, the price per Equity Share if Equity Shares have been sold during the prior quarter pursuant to a registration statement filed with the Securities and Exchange Commission and otherwise a price per Equity Share determined on the basis of a quarterly valuation of the Company's assets. Upon Listing, market price shall mean the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10)-day period for which Closing Prices are available). The "Closing Price" on any date shall mean (i) where there exists a public market for the Company's Equity Shares, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Equity Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Equity Shares are listed or admitted to trading or, if the Equity Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market, Inc. or, if such system is no longer in use, the principal other automated quotation system that may then be in use or (ii) if no public market for the Equity Shares exists, the Closing Price will be determined by a single, independent appraiser selected by the Board of Directors of the Company which appraiser shall appraise the Market Price for such Equity Shares within such guidelines as shall be determined by the Board of Directors of the Company.

         "Non-Transfer Event" shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own a greater number of Equity Shares than such Person Beneficially Owned or Constructively Owned immediately prior to such event. Non-Transfer Events include, but are not limited to, (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares or (ii) the sale, transfer, assignment or other disposition of interests in any Person or of any securities or rights convertible into or exchangeable for Equity Shares or for interests in any Person that directly or indirectly results in changes in Beneficial Ownership or Constructive Ownership of Equity Shares.

         "Ownership Limit" shall mean, with respect to each class or series of Equity Shares, 9.8% (by value) of the outstanding shares of such Equity Shares.

         "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 7.7(viii).

         "Preferred Shares" means the preferred stock of the Company that may be issued from time to time in accordance with the terms of these Articles of Incorporation and applicable law, as described in Section 7.3 hereof.

         "Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from becoming or remaining the owner of record title to Equity Shares by the provisions of Section 7.7(i).

         "Restriction Termination Date" shall mean the first day on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify under the Code as a REIT.

         "Subsidiary" shall mean any direct or indirect subsidiary, whether a corporation, partnership, limited liability company or other entity, of the Company.

         "Trading Day" shall mean a day on which the principal national securities exchange on which any of the Equity Shares are listed or admitted to trading is open for the transaction of business or, if none of the Equity Shares are listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         "Transfer" (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares (including but not limited to the initial issuance of Common Shares by the Company), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. "Transfer" (as a verb) shall have the correlative meaning.

         "Trustee" shall mean any Person or entity, unaffiliated with both the Company and any Prohibited Owner (and, if different than the Prohibited Owner, the Person who would have had Beneficial Ownership of the Equity Shares that would have been owned of record by the Prohibited Owner), designated by the Company to act as trustee of any Excess Shares Trust, or any successor trustee thereof.

                  (ii) Restriction on Ownership and Transfer.

                           (a) Except as  provided in Section  7.6(iv)(a),  from
and after the Charter Effective Date and until the Restriction Termination Date, any Transfer of Equity Shares that, if effective, would cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or any direct or indirect Subsidiary of the Company within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), and the intended transferee shall acquire no rights in such Equity Shares.

                           (b) (1) Except as  provided  in  Section  7.6(iv)(b),
from and after the Charter Effective Date and until the Restriction Termination Date, no Person (other than an Excepted Holder) shall Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit and no Excepted Holder shall Beneficially Own shares of any class or series of Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder.

                               (2) Except as  provided  in  Section  7.6(iv)(b),
from and after the Charter Effective Date and until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Person (other than an Excepted Holder) Beneficially Owning shares of any class or series of Equity Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such Equity Shares.

                               (3) Except as  provided  in  Section  7.6(iv)(b),
from and after the Charter Effective Date and until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Excepted Holder Beneficially Owning shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Excepted Holder in excess of the applicable Excepted Holder Limit established for such Excepted Holder by the Board of Directors of the Company pursuant to Section 7.6(iv)(b), and the intended transferee shall acquire no rights in such Equity Shares.

                               (4) Notwithstanding  anything to the contrary set
forth herein, the provisions of this Section 7.6(ii)(b) shall be applied only insofar as may be necessary to accomplish the intents and purposes of the foregoing.

                           (c) From and after  the  Charter  Effective  Date and
until the Restriction Termination Date, any purported Transfer of Equity Shares that, if effective, would result in the Company being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to be "closely held" within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such Equity Shares.

                           (d) From and after  the  Charter  Effective  Date and
until the Restriction Termination Date, any purported Transfer that, if effective, would result in Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code shall be void ab initio and the intended transferee shall acquire no rights in such Equity Shares.

                           (e) Except as  provided in Section  7.6(iv)(a),  from
and after the Charter Effective Date and until the Restriction Termination Date, any purported Transfer that, if effective, would (i) cause any Person (other than a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not "related" to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an "independent contractor" for purposes of Section 856(d)(3) of the Code, or (ii) cause any Person who renders or furnishes services to a "taxable REIT subsidiary" of the Company which leases directly or indirectly from the Company a "qualified lodging facility" (within the meaning of Section 856(d)(8)(B) of the Code) to be other than an "eligible independent contractor" within the meaning of Section 856(d)(9) of the Code, shall be void ab initio as to the Transfer of that number of Equity Shares that would cause such Person to be other than an "independent contractor" for purposes of Section 856(d)(3) of the Code or an "eligible independent contractor" within the meaning of Section 856(d)(9) of the Code, as applicable, and the intended transferee shall acquire no rights in such Equity Shares.

                           (f)  Notwithstanding  any  other  provision  of these
Articles of Incorporation, any person selling securities on behalf of the Company in its public offerings may not complete a sale of securities to a Stockholder until at least five (5) business days after the date the Stockholder receives a final Prospectus and shall send each Stockholder a confirmation of his or her purchase.

                  (iii) Owners Required to Provide Information.

                  Until the Restriction Termination Date:

                           (a) Every record owner of more than 5%, or such lower
percentages as is then required pursuant to regulations under the Code, of the outstanding shares of any class or series of Equity Shares of the Company shall, no later than January 30 of each year, provide to the Company a written statement or affidavit stating the name and address of such record owner, the number of Equity Shares owned by such record owner, and a description of how such shares are held. Each such record owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such ownership on the Company's status as a REIT and to ensure compliance with the Ownership Limit.

                           (b) Each Person who is a  Beneficial  Owner of Equity
Shares and each Person (including the stockholder of record) who is holding Equity Shares for a Beneficial Owner shall, within thirty (30) days of receiving written request from the Company therefor, provide to the Company a written statement or affidavit stating the name and address of such Beneficial Owner, the number of Equity Shares Beneficially Owned by such Beneficial Owner, a description of how such shares are held, and such other information as the Company may request in order to determine the Company's status as a REIT and to ensure compliance with the Ownership Limit.

                  (iv) Exceptions.


                           (a) The  Board  of  Directors  of the  Company,  upon
receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may, in its sole discretion, waive the application of Section 7.6(ii)(a) or Section 7.6(ii)(e) to a Person subject, as the case may be, to any such limitations on Transfer, provided that (1) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person's Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future result in the Company failing to satisfy the gross income limitations provided for in Section 856(c)(2) and (3) of the Code and (2) insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (A) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (B) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the conversion of such shares in excess of the original limit applicable to such Person into Excess Shares pursuant to
Section 7.7(i).

                           (b) The  Board  of  Directors  of the  Company,  upon
receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may, in its sole discretion, waive the application of the Ownership Limit to a Person otherwise subject to any such limit, provided that (1) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person's Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future (A) result in the Company being "closely held" within the meaning of
Section 856(h) of the Code, (B) cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code) and to fail either the 75% gross income test of Section 856(c)(3) of the Code or the 95% gross income test of Section 856(c)(2) of the Code, (C) result in the Equity Shares of the Company being beneficially owned by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, or (D) cause the Company to receive "impermissible tenant service income" within the meaning of Section 856(d)(7) of the Code, and (2) such Person provides to the Board of Directors of the Company such representations and undertakings, if any, as the Board of Directors of the Company, may in its sole and absolute discretion, require (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial Ownership of one or more other classes of Equity Shares not subject to the exception), and, insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (A) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (B) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the conversion of such shares in excess of the original limit applicable to such Person into Excess Shares pursuant to Section 7.7(i).

                           (c) The Board of  Directors  of the  Company may only
reduce the Excepted Holder Limit for an Excepted Holder (1) with the written consent of such Excepted Holder at any time or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit. Notwithstanding the foregoing, nothing in this Section 7.6(iv)(c) is intended to limit or modify the restrictions on ownership contained in Section 7.6(ii)(b) and the authority of the Board of Directors of the Company under Section 7.6(iv)(a).

                  (v) Public Market. Notwithstanding any provision contained herein to the contrary, nothing in these Articles of Incorporation shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or any automated quotation system. In no event, however, shall the existence or application of the preceding sentence have the effect of deterring or preventing the conversion of Equity Shares into Excess Shares as contemplated herein.

                  (vi) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.6, including any definition contained in Section 7.6(i) above, the Board of Directors of the Company shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 7.6 with respect to any situation based on the facts known to it.

                  (vii) Remedies Not Limited. Except as set forth in Section 7.6(v) above, nothing contained in this Section 7.6 or Section 7.7 shall limit the authority of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders by preservation of the Company's status as a REIT and to ensure compliance with the Ownership Limit or the Excepted Holder Limit.

                  (viii) Notice to Stockholders Upon Issuance or Transfer. Upon issuance or transfer of Equity Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

                   "The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company's status as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (a) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (b) Beneficially or Constructively Own shares of any series of Preferred Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding shares of such series of Preferred Shares; or (c) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being "closely held" under Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership, of Common Shares and/or Preferred Shares in excess of the above limitations must immediately notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted Transfer, transaction or other event. Any purported Transfer of Common Shares and/or Preferred Shares which results in violation of the ownership or transfer limitations set forth in the Company's Articles of Incorporation shall be void ab initio and the intended transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby will be automatically converted into Excess Shares to the extent of violation of such limitations, and such Excess Shares will be automatically transferred to an Excess Shares Trust, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company's Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests."

         SECTION 7.7 Excess Shares.

                  (i) Conversion into Excess Shares.

                           (a)  If,   notwithstanding   the   other   provisions
contained in the Articles of Incorporation, from and after the Charter Effective Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person (other than an Excepted Holder) would Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit, or such that any Person that is an Excepted Holder would Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, then, except as otherwise provided in Section 7.6(iv), (1) the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Equity Shares Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of Equity Shares the ownership of which by a Beneficial Owner would cause (A) a Person to Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit or (B) an Excepted Holder to Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, as the case may be, (2) such number of Equity Shares in excess of the Ownership Limit or the applicable Excepted Holder Limit, as the case may be (rounded up to the nearest whole share), shall be automatically converted into an equal number of Excess Shares and transferred to an Excess Shares Trust in accordance with Section 7.7(iv) and (3) the Prohibited Owner shall submit the certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. If the Equity Shares that are converted into Excess Shares are not shares of Common Shares, then the Excess Shares into which they are converted shall be deemed to be a separate series of Excess Shares with a designation and title corresponding to the designation and title of the shares that have been converted into the Excess Shares, followed by the words "Excess Shares" in the designation thereof. Such conversion into Excess Shares and transfer to an Excess Shares Trust shall be effective as of the close of trading on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing the Equity Shares so converted may be submitted to the Company at a later date.

                           (b)  If,   notwithstanding   the   other   provisions
contained  in the  Articles  of  Incorporation,  (1) from and after the  Charter
Effective Date and prior to the Restriction Termination Date there is a purported Transfer or Non-Transfer Event that, if effective, would result in the Company being "closely held" within the meaning of Section 856(h) of the Code,
(2) from and after the Charter Effective Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of
Section 856(d)(2)(B) of the Code (other than a tenant that is a "taxable REIT Subsidiary" (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (3) from and after the Charter Effective Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event, that, if effective, would result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (4) from and after the Charter Effective Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (A) cause any Person (other than a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not "related" to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of
Section 856(d)(8) of the Code), to be other than an "independent contractor" for purposes of Section 856(d)(3) of the Code, or (B) cause any Person who renders or furnishes services to a "taxable REIT subsidiary" of the Company which leases, directly or indirectly from the Company, a "qualified lodging facility" within the meaning of Section 856(d)(8)(B) of the Code, to be other than an "eligible independent contractor" within the meaning of Section 856(d)(9) of the Code, then, except to the extent a waiver was obtained with respect to such restriction pursuant to Section 7.6(iv), (X) the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the Equity Shares with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of Equity Shares, the ownership of which by such purported transferee or record holder would (AA) result in the Company being "closely held" within the meaning of Section 856(h) of the Code, (BB) cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a "taxable REIT Subsidiary" (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (CC) result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (DD)(i) cause any Person (other than a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not "related" to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of
Section 856(d)(8) of the Code), to be other than an "independent contractor" for purposes of Section 856(d)(3) of the Code, or (ii) cause any Person who renders or furnishes services to a "taxable REIT subsidiary" of the Company which leases from the Company, directly or indirectly, a "qualified lodging facility" within the meaning of Section 856(d)(8)(B) of the Code, to be other than an "eligible independent contractor" within the meaning of Section 856(d)(9) of the Code, (Y) such number of Equity Shares (rounded up to the nearest whole share) shall be automatically converted into an equal number of Excess Shares and transferred to an Excess Shares Trust in accordance with Section 7.7(iv) and (Z) the Prohibited Owner shall submit certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. If the Equity Shares that are converted into Excess Shares are not Common Shares, then the Excess Shares into which they are converted shall be deemed to be a separate series of Excess Shares with a designation and title corresponding to the designation and title of the shares that have been converted into the Excess Shares, followed by the words "Excess Shares" in the designation thereof. Such conversion into Excess Shares and transfer to an Excess Shares Trust shall be effective as of the close business on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing the Equity Shares so converted may be submitted to the Company at a later date.

                           (c) Upon the  occurrence  of a  conversion  of Equity
Shares into an equal number of Excess Shares, without any action required by any Person, including the Board of Directors of the Company, such Equity Shares shall be restored to the status of authorized but unissued shares of the particular class or series of Equity Shares that was converted into Excess Shares and may be reissued by the Company as that particular class or series of Equity Shares.

                  (ii) Remedies for Breach. If the Company, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section 7.6(ii) or that a Person intends to Acquire or has attempted to Acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 7.6(ii), the Company shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Company or instituting proceedings to enjoin such Transfer or Acquisition, but the failure to take any such action shall not affect the automatic conversion of Equity Shares into Excess Shares and their transfer to an Excess Shares Trust in accordance with
Section 7.7(i) and Section 7.7(iv).

                  (iii) Notice of Restricted Transfer. Any Person who Acquires or attempts to Acquire Equity Shares in violation of Section 7.6(ii), or any Person who owned Equity Shares that were converted into Excess Shares and transferred to an Excess Shares Trust pursuant to Sections 7.7(i) and 7.7(iv), shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition or purported change in Beneficial Ownership or Constructive Ownership, shall give at least fifteen (15) days prior written notice to the Company, of such event and shall provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, Acquisition, or Non-Transfer Event, as the case may be, on the Company's status as a REIT.

                  (iv) Ownership in Excess Shares Trust. Upon any purported Transfer, Acquisition, or Non-Transfer Event that results in Excess Shares pursuant to Section 7.7(i), such Excess Shares shall be automatically and by operation of law transferred to one or more Trustees as trustee of one or more Excess Shares Trusts to be held for the exclusive benefit of one or more Beneficiaries. Any conversion of Equity Shares into Excess Shares and transfer to an Excess Shares Trust shall be effective as of the close of business on the Business Day prior to the date of the purported Transfer, Acquisition or Non-Transfer Event that results in the conversion. Excess Shares so held in trust shall remain issued and outstanding shares of capital stock of the Company.

                  (v) Dividend Rights. Each Excess Share shall be entitled to the same dividends and distributions (as to both timing and amount) as may be declared by the Board of Directors of the Company with respect to shares of the same class and series as the Equity Shares that were converted into such Excess Shares. The Trustee, as record holder of the Excess Shares, shall be entitled to receive all dividends and distributions and shall hold all such dividends and distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to such Excess Shares shall repay to the Excess Shares Trust the amount of any dividends or distributions received by it (a) that are attributable to any Equity Shares that have been converted into Excess Shares and (b) which were distributed by the Company to stockholders of record on a record date which was on or after the date that such shares were converted into Excess Shares. The Company shall have the right to take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on Equity Shares Beneficially Owned by the Person who, but for the provisions of Sections 7.6 and 7.7, would Constructively Own or Beneficially Own the Equity Shares that were converted into Excess Shares; and, as soon as reasonably practicable following the Company's receipt or withholding thereof, shall pay over to the Excess Shares Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

                  (vi) Rights upon Liquidation. In the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Company, each holder of Excess Shares shall be entitled to receive, ratably with each holder of Equity Shares of the same class and series as the shares which were converted into such Excess Shares and other holders of such Excess Shares, that portion of the assets of the Company that is available for distribution to the holders of such Equity Shares. The Excess Shares Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, winding up or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in the conversion of the shares into Excess Shares, the product of (a) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (b) the number of Equity Shares which were so converted into Excess Shares and held by the Excess Shares Trust, and, in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in the conversion of the shares into Excess Shares, the product of (1) the price per share equal to the Market Price for the shares that were converted into such Excess Shares on the date of such Non-Transfer Event or purported Transfer or Acquisition and (2) the number of Equity Shares which were so converted into Excess Shares. Any remaining amount in such Excess Shares Trust shall be distributed to the Beneficiary; provided, however, that in the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Company that occurs during the period in which the Company has the right to accept the offer to purchase Excess Shares under Section 7.7(x) hereof (but with respect to which the Company has not yet accepted such offer), then (A) the Company shall be deemed to have accepted such offer immediately prior to the time at which the liquidating distribution is to be determined for the holders of Equity Shares of the same class and series as the shares which were converted into such Excess Shares (or such earlier time as is necessary to permit such offer to be accepted) and to have simultaneously purchased such shares at the price per share set forth in Section 7.7(x), (B) the Prohibited Owner with respect to such Excess Shares shall receive in connection with such deemed purchase the compensation amount set forth Section 7.7(ix) (as if such shares were purchased by the Company directly from the Excess Shares Trust), (C) the amount, if any, by which the deemed purchase price exceeds such compensation amount shall be distributed to the Beneficiary and (D) accordingly, any amounts that would have been distributed with respect to such Excess Shares in such liquidation, winding-up or distribution (if such deemed purchase had not occurred) in excess of the deemed purchase price shall be distributed to the holders of the Equity Shares and holders of Excess Shares resulting from the conversion of such Equity Shares entitled to such distribution.

                  (vii) Voting Rights. The holders of Excess Shares shall not be entitled to voting rights with respect to such shares. Any vote by a Prohibited Owner as a purported holder of Equity Shares prior to the discovery by the Company that such Equity Shares have been converted into Excess Shares shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Excess Shares; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind such vote.

                  (viii) Designation of Permitted Transferee.

                           (a) As soon as practicable after the Trustee acquires
Excess Shares, but in an orderly fashion so as not to materially adversely affect the price of Common Shares, the Trustee shall designate one or more Persons as Permitted Transferees and sell to such Permitted Transferees any Excess Shares held by the Trustee; provided, however, that (1) any Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Excess Shares and (2) any Permitted Transferee so designated may acquire such Excess Shares without violating any of the restrictions set forth in Section 7.6(ii) (assuming for this purpose the automatic conversion of such Excess Shares into Equity Shares pursuant to clause
(b) below) and without such acquisition resulting in the re-conversion of the Equity Shares underlying the Excess Shares so acquired into Excess Shares and the transfer of such shares to an Excess Shares Trust pursuant to Sections 7.7(i) and 7.7(iv). The Trustee shall have the exclusive and absolute right to designate Permitted Transferees of any and all Excess Shares. Prior to any transfer by the Trustee of Excess Shares to a Permitted Transferee, the Trustee shall give not less than five (5) Business Days' prior written notice to the Company of such intended transfer to enable the Company to determine whether to exercise or waive its purchase rights under Section 7.7(x). No such transfer by the Trustee of Excess Shares to a Permitted Transferee shall be consummated unless the Trustee has received a written waiver of the Company's purchase rights under Section 7.7(x).

                           (b)  Upon  the   designation  by  the  Trustee  of  a
Permitted Transferee and compliance with the provisions of this Section 7.7(viii), the Trustee shall cause to be transferred to the Permitted Transferee the Excess Shares acquired by the Trustee pursuant to Section 7.7(iv). Upon such transfer of Excess Shares to the Permitted Transferee, such Excess Shares shall be automatically converted into an equal number of Equity Shares of the same class and series as the Equity Shares which were converted into such Excess Shares. Upon the occurrence of such a conversion of Excess Shares into an equal number of Equity Shares, such Excess Shares, without any action required by the Board of Directors of the Company, shall thereupon be restored to the status of authorized but unissued Excess Shares and may be reissued by the Company as Excess Shares. The Trustee shall (1) cause to be recorded on the stock transfer books of the Company that the Permitted Transferee is the holder of record of such number of Equity Shares, and (2) distribute to the Beneficiary any and all amounts held with respect to such Excess Shares after making payment to the Prohibited Owner pursuant to Section 7.7(ix).

                           (c) If the  Transfer of Excess  Shares to a purported
Permitted Transferee would or does violate any of the transfer restrictions set forth in Section 7.6(ii) (assuming for this purpose the automatic conversion of such Excess Shares into Equity Shares pursuant to clause (b) above), such Transfer shall be void ab initio as to that number of Excess Shares that cause the violation of any such restriction when such shares are converted into Equity Shares (as described in clause (b) above) and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such Excess Shares or Equity Shares. Such Equity Shares shall be automatically re-converted into Excess Shares and transferred to the Excess Shares Trust from which they were originally Transferred. Such conversion and transfer to the Excess Shares Trust shall be effective as of the close of trading on the Business Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Section 7.7 shall apply to such shares, including, without limitation, the provisions of Sections 7.7(viii) through 7.7(x) with respect to any future Transfer of such shares by the Excess Shares Trust.

                  (ix) Compensation to Record Holder of Equity Shares That Are Converted into Excess Shares. Any Prohibited Owner shall be entitled (following acquisition of the Excess Shares and subsequent designation of and sale of Excess Shares to a Permitted Transferee in accordance with Section 7.7(viii) or following the acceptance of the offer to purchase such shares in accordance with
Section 7.7(x)) to receive from the Trustee following the sale or other disposition of such Excess Shares the lesser of (a)(1) in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in the conversion of such shares into Excess Shares, the product of (A) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (B) the number of Equity Shares which were so converted into Excess Shares and (2) in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in the conversion of such shares into Excess Shares, the product of (A) the price per share equal to the Market Price for the shares that were converted into such Excess Shares on the date of such Non-Transfer Event or purported Transfer or Acquisition and (B) the number of Equity Shares which were so converted into Excess Shares, (b) the proceeds received by the Trustee from the sale or other disposition of such Excess Shares in accordance with Section 7.7(viii) or Section 7.7(x) or (c) the pro-rata amount of such Prohibited Owner's initial capital investment in the Company properly allocated to such Excess Shares (determined by multiplying the Prohibited Owner's total initial capital investment in the Company by a fraction, the numerator of which is the number of shares of the Prohibited Owner's Equity Shares converted into such Excess Shares and the denominator of which is the total number of Equity Shares held (or purported to be held) by the Prohibited Owner immediately prior to such conversion (including the shares so converted)). Any amounts received by the Trustee in respect of such Excess Shares that is in excess of such amounts to be paid to the Prohibited Owner pursuant to this Section 7.7(ix) shall be distributed to the Beneficiary. Each Beneficiary and Prohibited Owner shall be deemed to have waived and, if requested, shall execute a written confirmation of the waiver of, any and all claims that it may have against the Trustee and the Excess Shares Trust arising out of the disposition of Excess Shares, except for claims arising out of the gross negligence or willful misconduct of such Trustee or any failure to make payments in accordance with this Section 7.7 by such Trustee.

                  (x) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Company or its designee, at a price per share equal to the lesser of (a) the price per share of Equity Shares in the transaction that created such Excess Shares (or, in the case of a Non-Transfer Event, Transfer or Acquisition in which the Prohibited Owner did not give value for the shares (e.g., if the shares were received through a gift or devise), the Market Price for the shares that were converted into such Excess Shares on the date of such Non-Transfer Event, Transfer or Acquisition or (b) the Market Price for the shares that were converted into such Excess Shares on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of ninety (90) days following the later of (1) the date of the Acquisition, Non-Transfer Event or purported Transfer which results in such Excess Shares or (2) the first to occur of (A) the date the Board of Directors of the Company first determined that an Acquisition, Transfer or Non-Transfer Event resulting in Excess Shares has occurred and (B) the date that the Company received a notice of such Acquisition, Transfer or Non-Transfer Event pursuant to Section 7.7(iii).

                  (xi) Nothing in this Section 7.7 shall limit the authority of the Board of Directors of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company's status as a REIT.

         SECTION 7.8 Severability. If any provision of this Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article VII shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

         SECTION 7.9 Waiver. The Company shall have authority at any time to waive the requirements that Excess Shares be issued or be deemed outstanding in accordance with the provisions of this Article VII if the Company determines, based on an opinion of nationally recognized tax counsel, that the issuance of such Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.5).

                                    ARTICLE 8

                                  STOCKHOLDERS

         SECTION 8.1. Suitability of Stockholders.

                  (i) Income  and Net Worth  Standards.  According  to the NASAA
REIT Guidelines as in effect on [______], the date these Articles of Incorporation were amended and restated, Stockholders shall have (A) a minimum annual gross income of $45,000 and a minimum net worth (not including home, home furnishings and automobiles) of $45,000, or (B) a minimum net worth (not including home, home furnishings and automobiles) of $150,000. Suitability standards may vary from state to state.

                  (ii) Determination that Sale to Stockholder is Suitable and Appropriate. State securities regulators may require minimum initial and subsequent cash investment amounts in any securities offering in which the Company is engaging which is subject to such state regulators' jurisdiction.

                  (iii) Minimum Investment. Each Soliciting Dealer who sells Shares on behalf of the Company has the responsibility to make every reasonable effort to determine that the purchase of Shares is appropriate for a Stockholder and that the requisite suitability standards are met.

         SECTION 8.2 Meetings of Stockholders. There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held at a location convenient to the Stockholders, on a date which is a reasonable period of time following the distribution of the Company's annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of the Shares present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, elect the Directors. A quorum shall be 50% of the then outstanding Shares. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including at any time by Stockholders holding, in the aggregate, not less than ten percent (10%) of the outstanding Equity Shares entitled to be cast on any issue proposed to be considered at any such special meeting. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided by the Bylaws.

         SECTION 8.3 Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters; (a) election or removal of Directors as provided in Sections 8.2, 2.4 and 2.7 hereof; (b) amendment of these Articles of Incorporation as provided in Section 10.1 hereof; (c) termination of the Company as provided in Section 11.2 hereof; (d) reorganization of the Company as provided in Section 10.2 hereof; (e) merger, consolidation or sale or other disposition of all or substantially all of the Company Property, as provided in
Section 10.3 hereof; and (f) termination of the Company's status as a real estate investment trust under the REIT Provisions of the Code, as provided in
Section 3.2(xxii) hereof. The Stockholders may terminate the status of the Company as a REIT under the Code by a vote of a majority of the Shares outstanding and entitled to vote. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Directors.

         SECTION 8.4 Voting Limitations on Shares held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, the Directors, or any of their Affiliates, neither the Advisor, nor the Directors, nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, Directors or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, Directors and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

         SECTION 8.5 Stockholder Action to be Taken by Meeting. Any action required or permitted to be taken by the Stockholders of the Company must be effected at a duly called annual or special meeting of Stockholders of the Company and may not be effected by any consent in writing of such Stockholders.


         SECTION 8.6 Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

         SECTION 8.7 Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the "Stockholder List"), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with, without limitation, matters relating to Stockholders' voting rights, and the exercise of Stockholder rights under federal proxy laws.

         If the Advisor or Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and the Directors shall be liable to any Stockholder requesting the list for the costs, including attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

         SECTION 8.8 Reports. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Company within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the initial public offering of its securities which shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or changes paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; (vi) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving the Company, Directors, Advisors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions; and (vii) Distributions to the Stockholders for the period, identifying the source of such Distributions, and if such information is not available at the time of the distribution, a written explanation of the relevant circumstances will accompany the Distributions (with the statement as to the source of Distributions to be sent to Stockholders not later than sixty (60) days after the end of the fiscal year in which the distribution was made).

         SECTION 8.9 Reinvestment Plan. The Company may adopt a reinvestment plan, on the terms and conditions approved by the Directors, pursuant to which Stockholders may elect to have the full amount of their cash Distributions from the Company reinvested in additional Shares of the Company ("Reinvestment Plan").

                  (i) All material information regarding the Distributions reinvested and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to each Stockholder participating in any Reinvestment Plan at least annually.

                  (ii) Each Stockholder participating in any Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in subparagraph (a) above.


                                    ARTICLE 9

         LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES;
                 TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

         SECTION 9.1 Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company Property or the affairs of the Company by reason of his being a Stockholder. The Company shall include a clause in its contracts which provides that Stockholders shall not be personally liable for obligations entered into on behalf of the Company.

         SECTION 9.2 Limitation of Liability and Indemnification.

                  (i) The Company shall indemnify and hold harmless a Director, Advisor, or Affiliate (the "Indemnitee") against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company. The Company shall not indemnify or hold harmless the Indemnitee if: (i) in the case that the Indemnitee is not an Independent Director, the loss or liability was the result of negligence or misconduct by the Indemnitee, or (ii) in the case that the Indemnitee is an Independent Director, the loss or liability was the result of gross negligence or willful misconduct by the Indemnitee. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company and no portion may be recoverable from the Stockholders.

                  (ii) The Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

                  (iii) Notwithstanding anything to the contrary contained in the provisions of subsection (i) and (ii) above of this Section, the Company shall not indemnify or hold harmless an Indemnitee if it is established that:
(a) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the Indemnitee actually received an improper personal benefit in money, property, or services, (c) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (d) in a proceeding by or in the right of the Company, the Indemnitee shall have been adjudged to be liable to the Company.

                  (iv) The Directors may take such action as is necessary to carry out this Section 9.2 and are expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such provisions. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

         SECTION 9.3 Payment of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by a Director, Advisor, or Affiliate in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company as authorized by Section 9.2 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the Maryland General Corporation Law.

         SECTION 9.4 Express Exculpatory Clauses In Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

         SECTION 9.5 Transactions with Affiliates. The Company shall not engage in transactions with any Affiliates, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the person who is party to the transaction and:

                  (i) The transaction is fair and reasonable to the Company and its Stockholders.

                  (ii) The terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arms-length basis and known to the Directors.

                  (iii) The total consideration is not in excess of the appraised value of the property being acquired, if an acquisition is involved.

                  (iv) Payments to the Advisor, its Affiliates and the Directors for services rendered in a capacity other than that as Advisor or Director may only be made upon a determination that:

                           (a)  The  compensation  is not  in  excess  of  their
compensation paid for any comparable services; and

                           (b) The  compensation is not greater than the charges
for comparable services available from others who are competent and not Affiliated with any of the parties involved.

         Transactions between the Company and its Affiliates are further subject to any express restrictions in these Articles of Incorporation (including
Article IV and Section 7.7) or adopted by the Directors in the Bylaws or by resolution, and further subject to the disclosure and ratification requirements of MGCL Section 2-419 and other applicable law.

                                   ARTICLE 10

                     AMENDMENT; REORGANIZATION; MERGER, ETC.

         SECTION 10.1 Amendment.


                  (i) These Articles of Incorporation may be amended, without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon, except that (1) no amendment may be made which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto; and (2) Section 10.2 hereof and this Section 10.1 shall not be amended (or any other provision of these Articles of Incorporation be amended or any provision of these Articles of Incorporation be added that would have the effect of amending such sections), without the affirmative vote of the holders of two-thirds (2/3) of the Equity Shares then outstanding and entitled to vote thereon.

                  (ii) The Directors, by a two-thirds (2/3) vote, may amend provisions of these Articles of Incorporation from time to time as necessary to enable the Company to qualify as a real estate investment trust under the REIT Provisions of the Code. With the exception of the foregoing, the Directors may not amend these Articles of Incorporation.

                  (iii) An amendment to these Articles of Incorporation shall become effective as provided in Section 12.5.

                  (iv) These Articles of Incorporation may not be amended except as provided in this Section 10.1.

         SECTION 10.2 Reorganization. Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company Property and to carry on the affairs of the Company, or (ii) merge the Company into, or sell, convey and transfer the Company Property to any such corporation, association, trust or organization in exchange for Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above terminate the Company and deliver such Securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Equity Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon.

         SECTION 10.3 Merger, Consolidation or Sale of Company Property. Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company, other than before the initial investment in Company Property; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

         In connection with any proposed Roll-Up Transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity that would be created or would survive after the successful completion of the Roll-Up Transaction, an appraisal of all Properties shall be obtained from an Independent Expert. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

                  (i) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

                  (ii) one of the following:

                           (a)  remaining   Stockholders   of  the  Company  and
preserving their interests therein on the same terms and conditions as existed previously; or

                           (b)  receiving   cash  in  an  amount  equal  to  the
Stockholder's pro rata share of the appraised value of the net assets of the Company.

         The Company is prohibited from  participating  in any proposed  Roll-Up
Transaction:

                  (iii) which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 8.2, 8.3, 8.5, 8.6, 8.7 and 9.1 of these Articles of Incorporation;

                  (iv) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

                  (v) in which investor's rights to access of records of the Roll-Up Entity will be less than those described in Sections 8.6 and 8.7 hereof; or

                  (vi) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.


                                   ARTICLE 11

                               DURATION OF COMPANY

         SECTION 11.1 The Company automatically will terminate and dissolve on December 31, 2008, will undertake orderly liquidation and Sales of Company assets and will distribute any Net Sales Proceeds to Stockholders, unless
Listing occurs, in which event the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

         SECTION 11.2 Dissolution of the Company by Stockholder Vote. The Company may be terminated at any time, without the necessity for concurrence by the Board of Directors, by the vote or written consent of a majority of the outstanding Equity Shares.

                                   ARTICLE 12

                                  MISCELLANEOUS

         SECTION 12.1 Governing Law. These Articles of Incorporation are executed by the undersigned Directors and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

         SECTION 12.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which these Articles of Incorporation may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document;
(iii) the action or vote taken, and the existence of a quorum, at a meeting of the Directors or Stockholders; (iv) a copy of the Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (v) an amendment to these Articles of Incorporation; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts which relate to the affairs of the Company. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Directors or by any duly authorized officer, employee or agent of the Company.

         SECTION 12.3 Provisions in Conflict with Law or Regulations.

                  (i) The provisions of these Articles of Incorporation are severable, and if the Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of these Articles of Incorporation, even without any amendment of these Articles of Incorporation pursuant to Section
10.1 hereof; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Articles of Incorporation or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

                  (ii) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.


         SECTION 12.4 Construction. In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland, referred to herein as the "MGCL."

         SECTION 12.5 Recordation. These Articles of Incorporation and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Directors deem appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.

         THIRD: This amendment and restatement of the Articles of Incorporation of the Company has been approved by a majority of the Directors and approved by the Stockholders as required by law.

         FOURTH: The Company currently has authority to issue one hundred thousand (100,000) shares of capital stock, all of one class of common stock, par value $0.01 per share. The number, classes, par values and preferences, rights, powers, restrictions, limitations, qualifications, terms and conditions of the shares of capital stock that the Company will have authority to issue upon effectiveness of this amendment and restatement of its Articles of Incorporation are set forth in Article VII of the foregoing amendment and restatement of such Articles of Incorporation.

         IN WITNESS WHEREOF, these Articles of Amendment and Restatement have been signed on this ___ day of ______________, 2003, by the undersigned President and Secretary, each of whom acknowledges, under penalty of perjury, that this document is his or her free act and deed, and that to the best of his or her knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

                                     CNL RETIREMENT PROPERTIES, INC.


                                     By:      ______________________________
                                     Name:    Thomas J. Hutchison III
                                     Title:   President


                                     Attest:


                                     By:      ______________________________
                                     Name:    Lynn E. Rose
                                     Title:   Secretary

                                   APPENDIX A

LOGO                                    VOTE BY INTERENET OR TELEPHONE
                                        24 Hours a Day - 7 Days a Week
                                           It's Fast and Convenient



           TELEPHONE                                 INTERNET                                   MAIL
           ---------                                 --------                                   ----
        1-888-216-1330                    https://www.proxyvotenow.com/crp
                                                                                    Mark,  sign  and  date  your
Use  any  touch-tone  telephone  OR       Use the  Internet  to vote your  OR       proxy  card and return it in
to vote your  proxy.  Have your           proxy.  Have your proxy card in           the  postage  paid  envelope
proxy  card  in hand  when  you           hand  when you  access  the web           provided.   Make   sure  the
call.  You will be  prompted to           site.  You will be  prompted to           pre-printed   address  shows
enter  your   control   number,           enter  your   control   number,           through     the     envelope
located in the box  below,  and           located  in the box  below,  to           window.  Please  do not mail
then    follow    the    simple           create an electronic vote.                additional   cards   in  the
directions.                                                                         same return envelope.


                                                                             ---------------------------
                                                                            | CONTROL NUMBER FOR        |
                                                                            | TELEPHONE OR INTERNET     |
                                                                            | VOTING                    |
                                                                            |                           |
                                                                             ---------------------------

                          IMPORTANT: READ REVERSE SIDE
      DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET


| |     Mark, Sign, Date and          |X|  Votes must be indicated
        Return the Proxy Card              (x) in Black or Blue ink.
        Promptly Using the
        Enclosed Envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

 1. Election of Five Directors:                2.   Proposal to approve an amendment to the      FOR   AGAINST  ABSTAIN
                                                    Company's Amended and Restated Articles       --      --       --
 --         --             --                       of Incorporation to increase the number      |  |    |  |     |  |
|  |  FOR  |  |  WITHOLD  |  | *EXCEPTIONS          of authorized common shares.                  --      --       --
 --   ALL   --   FOR ALL   --
                                               3.   Proposal to amend and restate the             --      --       --
                                                    Company's Amended and Restated Articles      |  |    |  |     |  |
                                                    of Incorporation.                             --      --       --

Nominees: (01) Robert A. Bourne; (02) David W. Dunbar;
(03) James W. Duncan, Jr.; (04) Edward A. Moses; (05)
James M. Seneff, Jr.

(Instructions: To withhold authority to vote for any individual nominee(s), mark the "*Exceptions" box and write that nominee's name on the following blank line.)

*Exceptions
             -------------------------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                 ---------------------------
                                                | SCAN LINE                 |
                                                |                           |
                                                 ---------------------------

                                                 IMPORTANT:  Please sign exactly
                                                 as name appears  hereon.  Joint
                                                 owners    should    each   sign
                                                 personality.    Trustees    and
                                                 others     signing     in     a
                                                 representative   or   fiduciary
                                                 capacity  should indicate their
                                                 full titles in such capacity.

                            Date    Owner sign here      Co-Owner sign here

                            ------- -----------------    ----------------------------------------

                         CNL RETIREMENT PROPERTIES INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   This Proxy will be voted as directed. If no direction is given, it will be voted "FOR" the matters stated.

The signatory on the reverse side of this card, the "Stockholder", hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL Retirement Properties, Inc., the "Company," which the Stockholder is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 25, 2003, at 9:30 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated April 28, 2003, a copy of which has been received by the Stockholder.




 --
|  |    I plan to attend the Annual Meeting.
 --
                                                 CNL RETIREMENT PROPERTIES, INC.
 --                                              PO BOX 11141
|  |    To change your address, please mark      NEW YORK, NY 10203-0141
 --     this box and write it on the line below.

        -------------------------------
        -------------------------------

                                   APPENDIX B

For your convenience, vote your proxy by telephone or the Internet. And most importantly...


Please Vote!


         Read the Enclosed Materials...
         Enclosed is the following information for the CNL Retirement
         Properties, Inc. Annual Meeting of Stockholders:

             2002 Annual Report
             Proxy Statement that describes the proposals being voted
             Proxy Card

         Vote by Telephone...
         For your convenience, you may vote by telephone. Please refer to the proxy card for instructions and your control number.
         ...Or Vote over the Internet Open the web page: https://www.proxyvotenow.com/crp and follow the online instructions to cast your vote. Your control number is located on the proxy card.
         ...Or Complete the Proxy Card and Return
         by Mail On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

         For  Assistance...
         If you have any questions or need assistance in completing your proxy card, please call our information agent, N.S. Taylor & Associates, Inc., toll free at 1-866-588-8700.

         Please Vote...
         We encourage you to cast your vote promptly, so we can avoid additional costs soliciting your vote. If you voted by telephone or the Internet, please DO NOT mail back the proxy card.

         Thank You!
         We appreciate your participation and support. Again, please be sure to vote. Your vote is important!


LOGO

Investor Relations
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450 South Orange Avenue
Orlando, Florida 32801-3336
tel (407) 650-1000 (866) 650-0650
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